UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-12

PATIENT SAFETY TECHNOLOGIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PATIENT SAFETY TECHNOLOGIES, INC.
2 Venture Plaza, Suite 350
Irvine CA, 92618

June 26, 2012

Dear Stockholders:

You are cordially invited to attend the 2012 Annual Meeting (the "Annual Meeting") of Stockholders of Patient Safety Technologies, Inc. (the "Company"), which will be held on Wednesday, July 18, 2012, at 9:00 a.m., the Double Tree hotel, 90 Pacifica, Irvine CA, 92618.

At the Annual Meeting, stockholders of the Company will be asked to (1) elect five (5) directors to hold office for a term expiring at the Company's annual meeting of stockholders in 2013 (with three (3) directors to be elected by the common stock and Series A Preferred Stock voting together as a class and two (2) directors to be elected by the Series A Preferred Stock only), (2) ratify the appointment of the Company's independent registered public accounting firm, (3) approve an amendment to the Company's amended and restated certificate of incorporation to amend the par value of the Company's common stock from $0.33 to $0.0001, (4) approve an amendment to the Company's amended and restated certificate of incorporation to effect a reverse stock split of the Company's common stock at a ratio determined by the board of directors within a specified range, without reducing the number of authorized shares of the Company's common stock and (5) approve an amendment to the Company's 2009 Stock Option Plan to increase the number of shares issuable under the plan and clarify the non-discretionary nature of the annual share limit, whereby no more than 500,000 shares may be granted under options to any person in a calendar year.  Information about these matters is set forth in the accompanying proxy statement.

It is important that your shares be represented at the Annual Meeting, whether or not you plan to attend in person.  Please indicate on the applicable enclosed proxy card(s) your vote on the matters presented, and sign, date and return the proxy card(s) in the enclosed envelope.  If you do attend the Annual Meeting and wish to vote in person, your proxy can be withdrawn at that time.  We urge you to vote "FOR" the election of all of the nominees named in the accompanying proxy statement (except that with respect to the nominees to be elected by the Series A Preferred Stock only, we make no recommendation), "FOR" the ratification of the appointment of the Company's independent registered public accounting firm, "FOR" the approval of the amendment of the Company's amended and restated certificate of incorporation to amend the par value, "FOR" the approval of the amendment of the Company's amended and restated certificate of incorporation to effect the reverse stock split, and "FOR" the amendment to the Company's 2009 Stock Option Plan.

If you have any questions about your proxy card(s), voting procedures or other matters in the proxy statement, please feel free to call us at (949) 387-2277.

Sincerely,

Patient Safety Technologies, Inc.

/s/ Brian E. Stewart
Brian E. Stewart
President and Chief Executive Officer

PATIENT SAFETY TECHNOLOGIES, INC.
2 Venture Plaza, Suite 350
Irvine CA, 92618

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF PATIENT SAFETY TECHNOLOGIES, INC.

To Be Held On July 18, 2012

The 2012 Annual Meeting (the "Annual Meeting") of Stockholders of Patient Safety Technologies, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, July 18, 2012, at 9:00 a.m., at the Double Tree hotel, 90 Pacifica, Irvine CA, 92618 for the following purposes, each of which is described more fully in the accompanying proxy statement:

1.  Proposal No. 1A  (For Holders of Common Stock and Series A Preferred Stock Voting Together as a Single Class):  To elect three (3) directors  to hold office for a term expiring at the Company's 2013 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company's bylaws.

2.  Proposal No. 1B (For Holders of Series A Preferred Stock Only):    To elect  two (2) directors  to hold office for a term expiring at the Company's 2013 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with the Company's bylaws.

3.  Proposal No. 2:  To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012.

4.  Proposal No. 3:  To approve an amendment to the Company's amended and restated certificate of incorporation to amend the par value of the Company's common stock from $0.33 to $0.0001.

5.  Proposal No. 4:  To approve an amendment to the Company's amended and restated certificate of incorporation to effect a reverse stock split of the Company's common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to the second anniversary of the Annual Meeting, with the exact ratio to be set at a whole number within this range as determined by the board of directors in its sole discretion, without reducing the number of authorized shares of the Company's common stock.

6.  Proposal No. 5:  To approve an amendment to the Company's 2009 Stock Option Plan to increase the number of shares issuable under the plan from 3,000,000 to 4,500,000 and clarify the non-discretionary nature of the annual share limit, whereby no more than 500,000 shares may be granted under options to any person in a calendar year.

7. Other:  To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The board of directors has fixed the close of business on June 11, 2012 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.  Each stockholder of record as of the record date will be entitled to one vote for each share of common stock and one vote for each share of Series A Preferred Stock held on the record date.

June 26, 2012

By Order of the Board of Directors

/s/ Brian E. Stewart
Brian E. Stewart
President and Chief Executive Officer

Important Notice Regarding Availability of Proxy Materials for the 2012 Annual Meeting of Stockholders to be Held on July 18, 2012

Our Proxy Statement, Annual Report on Form 10-K, Form 10-K amendment and proxy card(s) are available on the Internet by going to our corporate website at http://www.surgicountmedical.com and clicking on "about us" and then clicking on "investors".

You are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, please vote your shares using any of the following methods: Common and Series A Preferred stockholders may vote by Internet, as described in the instructions in the proxy card; common and Series A Preferred stockholders may complete, sign and date the proxy card or voting instruction card and return it in the prepaid envelope; or common and Series A Preferred stockholders may vote in person at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain a proxy issued in your name from that record holder.

PATIENT SAFETY TECHNOLOGIES, INC.
2 Venture Plaza, Suite 350
Irvine CA, 92618

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON
July 18, 2012

INTRODUCTION
QUESTIONS AND ANSWERS ABOUT THIS PROXY STATEMENT AND VOTING

Why am I receiving these materials?

You have been sent this proxy statement and the enclosed proxy card(s) because Patient Safety Technologies, Inc. ("we", "us" or "our") is soliciting your proxy to vote at the Annual Meeting of Stockholders to be held on Wednesday, July 18, 2012 (the "Annual Meeting") on the proposals described in this proxy statement. You are invited to attend the Annual Meeting to vote in person on the proposals. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may vote your shares as further described in this proxy statement and on the enclosed proxy card(s).  The Notice of Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card(s) are first being mailed to stockholders on or about June 28, 2012.

When is the Annual Meeting?

Wednesday, July 18, 2012, at 9:00 a.m. local time.

Where will the Annual Meeting be held?

The meeting will be held at the Double Tree hotel, 90 Pacifica, Irvine CA, 92618.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 11, 2012 (the "Record Date"), will be entitled to vote at the Annual Meeting. For matters on which you are entitled to vote, you will be entitled to one vote for each share of common stock and Series A Preferred Stock ("Series A Stock") held on that date. As of the Record Date, there were 36,523,253 shares of common stock and 10,950 shares of Series A Stock outstanding and entitled to vote.

Stockholder of Record: shares registered in your name

If, on the Record Date, your shares were registered directly in your name with us, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we encourage you to fill out and return the enclosed proxy card(s) to ensure your representation at the Annual Meeting.

Beneficial Owner: shares registered in the name of a broker or bank

If, on the Record Date, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner of the shares, you have the right to direct your brokerage firm, bank, dealer or other similar organization on how to vote the shares in your account. You are also invited to attend the Annual Meeting, as discussed further below. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. Your brokerage firm, bank, dealer or other agent should have provided you a voting instruction card for you to use in directing the stockholder of record how to vote your shares or obtain a proxy allowing you to vote your shares personally.

What am I voting on?

The following matters are scheduled for a vote at the Annual Meeting:

●
Proposal No. 1A (For Holders of Common Stock and Series A Preferred Stock Voting Together as a Single Class):  To elect three (3) directors  to hold office for a term expiring at our 2013 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with our bylaws.

●
Proposal No. 1B (For Holders of Series A Preferred Stock Only): To elect  two (2) directors to hold office for a term expiring at our 2013 annual meeting of stockholders, or until their successors have been duly elected and qualified or until their earlier death, resignation or removal, in accordance with our bylaws.

●
Proposal No. 2:  To ratify the appointment of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012.

●	Proposal No. 3: To approve an amendment to our amended and restated certificate of incorporation to amend the par value of our common stock from $0.33 to $0.0001.

●
Proposal No. 4:  To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of our common stock by a ratio of not less than one-for-two and not more than one-for-ten at any time prior to the second anniversary of the Annual Meeting, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion, without reducing the number of authorized shares of our common stock.

●
Proposal No. 5:  To approve an amendment to our 2009 Stock Option Plan to increase the number of shares issuable under the plan from 3,000,000 to 4,500,000 and clarify the non-discretionary nature of the annual share limit, whereby no more than 500,000 shares may be granted under options to any person in a calendar year.

●	Other: To consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Each of these proposals, as well as the recommendation of the board of directors with respect to each of these proposals, is described in greater detail elsewhere in this proxy statement.

With respect to the election of directors, you may either vote "FOR" the nominee proposed by the board of directors or you may withhold authority to vote for the nominee(s) specified. For each of the other matters to be voted on, you may vote "FOR" or "AGAINST" or "ABSTAIN" from voting.

How do I vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the enclosed proxy card(s).  Registered holders of common stock may also vote over the Internet, as described below.  To vote in person, you need only attend the Annual Meeting, where you will be given a ballot to vote on each of the proposals.

To vote using the proxy card(s), simply complete, sign and date the applicable enclosed proxy card(s) and return it or them promptly in the postage prepaid envelope provided.

●	If you are a holder of record of common stock, you should complete, sign and date the proxy card marked with "Common Stock" in the upper right hand corner.

●	If you are a holder of record of Series A Stock, you should complete, sign and date the proxy card marked with "Series A Preferred Stock" in the upper right hand corner.

●	If you are a holder of record of both common stock and Series A Stock, you should complete, sign and date both proxy cards.

So long as we receive your signed proxy card(s) by the Annual Meeting, your shares will be voted as you have directed on the applicable proxy card.

Can I vote electronically?

If you are a holder of common stock or Series A Preferred Stock registered in your name, you may vote electronically through the Internet, by following the instructions included with your proxy card. If your shares of common stock are held in "street name," please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. Please follow the voting instructions on the enclosed proxy card.

If you vote your proxy over the Internet, you do NOT need to mail back your proxy card.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote by proxy to ensure your representation at the Annual Meeting. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

What if my Shares are Registered in the Name of Broker or Bank?

If you are a beneficial owner of shares registered in the name of your brokerage firm, bank, dealer, or other similar organization, you should have received a voting instruction card with these proxy materials from that organization. Simply complete and mail the voting instruction card to ensure your representation at the Annual Meeting. Alternatively, you may vote in person at the Annual Meeting. However, to vote in person at the Annual Meeting, you must obtain a valid proxy from your brokerage firm, bank, dealer or other similar organization. Follow the instructions from your brokerage firm, bank, dealer, or other similar organization included with these proxy materials, or contact your brokerage firm, bank, dealer, or other similar organization to request a proxy form.

If you do not give instructions to your broker, your broker can vote your shares only with respect to "discretionary" items, but not with respect to "non-discretionary" items. Discretionary items are proposals considered routine under the rules of certain self-regulatory organizations, such as the New York Stock Exchange, on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes (which are considered shares for which the brokerage firm, bank, dealer, or other similar organization or nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals).

How many votes do I have?

On each matter to be voted upon at the Annual Meeting, you have one vote for each share of common stock and one vote for each share of Series A Stock you own as of the Record Date. The common stock and Series A Stock will vote together as a single class with regard to each of the proposals to be considered at the Annual Meeting, except with respect to Proposal Number 1B, where holders of the Series A Stock are entitled to vote, as a separate class, for two (2) directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, all of your shares will be voted "FOR" the election of each nominee for director and "FOR" each of the other proposals described in this proxy statement. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card as your proxy) will vote your shares using his or her best judgment.

Are there any dissenters' rights in connection with the matters to be voted on at the Annual Meeting?

No. Stockholders do not have the statutory right to dissent and obtain an appraisal of their shares under Delaware law in connection with any of the matters to be voted on at the Annual Meeting.

Who is paying for this proxy solicitation and how are proxies being solicited?

We will pay for the entire cost of soliciting proxies. We may also reimburse brokerage firms, banks, dealers, or other similar organizations or agents for the cost of forwarding proxy materials to beneficial owners. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication; however, company directors and officers will not be paid any additional compensation for soliciting proxies.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card marked "Common Stock" or "Series A Preferred Stock" in the upper right hand corner, it means that your shares are registered in more than one name or are registered in different accounts. Please complete, sign, date and return each proxy card to ensure that all of your shares are voted at the Annual Meeting.

Can I change my vote/revoke my proxy after submitting my proxy card?

You can change your vote by revoking your proxy at any time before the final vote at the Annual Meeting. You may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy card with a more recent date than that of the proxy card first submitted before the Annual Meeting date;

●	You may send a written notice that you are revoking your proxy to our Corporate Secretary at 2 Venture Plaza, Suite 350 Irvine CA, 92618; or

●
You may attend the Annual Meeting and vote in person in accordance with the procedures specified above. However, simply attending the Annual Meeting will not, by itself, revoke your proxy. Furthermore, if your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

Following the final vote at the Annual Meeting, you may not revoke your proxy or otherwise change your vote.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting.

How many votes are needed to approve each proposal?

●
Proposal No. 1: For Proposal No. 1 (election of directors): (a) for the two (2) director positions to be elected by holders of Series A Stock, the nominees for director receiving the highest number of affirmative votes properly cast in person or by proxy at the Annual Meeting by the holders of Series A Stock, voting as a separate class, will be elected and (b) for all other director positions, the nominees for director receiving the highest number of affirmative votes properly cast in person or by proxy at the Annual Meeting by the holders of common stock and Series A Stock, voting together as a single class, will be elected. Abstentions and broker non-votes will have no effect on the result of the vote.

●
Proposal No. 2: Proposal No. 2 (ratification of the appointment of Squar, Milner, Peterson, Miranda & Williamson, L.L.P. to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of common stock and Series A Stock, voting together as a single class, vote "FOR" the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

●
Proposal No. 3:  Proposal No. 3 (amendment of our amended and restated certificate of incorporation to amend the par value of our common stock from $0.33 to $0.0001) must receive a "FOR" vote from the majority of the outstanding shares of common stock and Series A Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 3.

●
Proposal No. 4: Proposal No. 4 (amendment of our amended and restated certificate of incorporation to effect a reverse stock split of our common stock at a ratio determined by our board of directors within a specified range, without reducing the number of authorized shares of our common stock) must receive a "FOR" vote from the majority of the outstanding shares of common stock and Series A Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" Proposal No. 4.

●
Proposal No. 5: (approval of an amendment to our 2009 Stock Option Plan to increase the number of shares issuable under the plan and clarify the non-discretionary nature of the annual share limit, whereby no more than 500,000 shares may be granted under options to any person in a calendar year) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of common stock and Series A Stock, voting together as a single class, vote "FOR" the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

The approval of each proposal described in this proxy statement is independent from the approval of each of the other proposals described in this proxy statement.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. With respect to all matters on which the common stock and Series A Stock are entitled to vote, a quorum will be present if at least a majority in number of all of the shares entitled to vote are represented in by stockholders present at the Annual Meeting or by proxy, and with respect to matters on which the Series A Stock is entitled to vote separately as a class, a quorum will be present if at least a majority of the outstanding shares of Series A Stock are represented by stockholders present at the Annual Meeting or by proxy. As of the Record Date, there were 36,523,253 shares of common stock and 10,950 shares of Series A Stock outstanding and entitled to vote.

Your shares will be counted towards the quorum only if you submit a valid proxy card or if you vote at the Annual Meeting. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual Meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares. If there is no quorum, a majority of the votes present at the Annual Meeting may adjourn or postpone the Annual Meeting to another date upon which a quorum may be obtained.

Any adjournment may be made with respect to one or more proposals, but not necessarily for all proposals. In the event that a quorum is present at the Annual Meeting but sufficient votes to approve any proposal are not received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results are to be announced at the Annual Meeting. Final voting results will be published in a Form 8-K by us as required by Securities and Exchange Commission ("SEC") rules.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock and our Series A Stock as of May 31, 2012 (1) by each person who is known by us to own beneficially more than 5% of our outstanding common stock and/or Series A Stock, (2) by each of our directors and nominees for director, (3) by each named executive officer identified in the table set forth under the heading "Executive Compensation—Summary Compensation Table," and (4) by all of our executive officers and directors as a group.

Shares Beneficially Owned (b)
	Common Stock		Series A Preferred Stock
Name and Address of Beneficial Owner (a)	Number of Shares	%	Number of Shares	%
Kinderhook Partners, LP 1 Executive Drive Suite 160 Fort Lee, NJ 07024	7,359,435(c)	20%	—	—
Francis Capital Management, LLC 2400 Broadway, Suite 220 Santa Monica, CA 90404	3,207,040(d)	9%	—	—
Compass Global Management, Ltd. c/o M&C Corporate Services limited P.O. Box 309 GT, Ugland House South Church Street, Georgetown Grand Cayman, Cayman Islands	2,600,000(e)	7%	—	—
Cardinal Health, Inc. 7000 Cardinal Place Dublin, OH 4017	1,875,000(f)	5%	—	—
Catalysis Partners, LLC 2400 Broadway, Suite 220 Santa Monica, CA 90404	1,718,968(d)	5%	—	—
Radisson Trading Company RM 1502-4, Righteous Centre 585 Nathan Road, Mongkok, Kowloon, Hong Kong	3,029,333(g)	8%	—	—
Catalysis Offshore, Ltd. 2400 Broadway, Suite 220 Santa Monica, CA 90404	1,335,432(d)	4%	—	—
Melanie Glazer 801 Ocean Ave., #403 Santa Monica, CA 90403	753,184(i)	2%	10,750	98%
Brian Stewart	2,244,037(j)	6%	—	—
John P. Francis	3,207,040(k)	9%	—	—
Louis Glazer, MD	753,184(l)	2%	10,750	98%
Lynne Silverstein	91,330	*	—	—
Wenchen Lin	2,145,642(m)	6%	—	—
David Dreyer	429,995(n)	*	—	—
All named directors and executive officers as a group (6 persons total)	8,871,228(o)	23%	10,750	98%

* less than 1%

(a) The address of each person named in the table, unless otherwise indicated, is Patient Safety Technologies, Inc., 2 Venture Plaza, Suite 350 Irvine CA, 92618.

(b) To our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of our common stock and/or preferred stock shown as beneficially owned by them, subject to community property laws where applicable (or other beneficial ownership shared with a spouse) and the information contained in this table and these notes.

The Series A Stock votes on all matters submitted to our stockholders for a vote, voting together with the holders of our common stock as a single class, with each share of Series A Stock entitled to one vote per share. Except in special circumstances and where mandated by law, our Series B Convertible Preferred Stock (the "Series B Stock") is non-voting.

Beneficial ownership has been determined in accordance with SEC rules, which generally attribute beneficial ownership of securities to each person who possesses, either solely or shared with others, the power to vote or dispose of those securities.

SEC rules also treat as beneficially owned all shares that a person would receive upon exercise or conversion of stock options, warrants or other securities or rights held by that person that are immediately exercisable or convertible, or exercisable or convertible within 60 days of the determination date, which in our case is May 31, 2012. Such shares are deemed to be outstanding for the purpose of computing the number of shares beneficially owned and the percentage ownership of the person holding such options, warrants securities or other rights, but these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. On May 31, 2012, there were 36,523,253 shares of our common stock issued and outstanding and 10,950 shares of our Series A Stock issued and outstanding. Subject to the terms and conditions of our Series B Stock and to customary adjustments to the conversion rate, each share of our Series B Stock is convertible into 133 shares of our common stock so long as the number of shares of our common stock "beneficially owned" (as defined in Rule 13d-3(d)(i) under the Securities Exchange Act of 1934, as amended) by the holder, its affiliates and any persons acting as a group with such holder or its affiliates, following such conversion, does not exceed 4.9% of our outstanding common stock (after giving effect to such conversion) (the "Beneficial Ownership Limitation"). Holders of our Series B Stock may, upon not less than 61 days' prior notice, increase or decrease the Beneficial Ownership Limitation provided that such Beneficial Ownership Limitation in no event exceeds 9.9% of the shares of common stock outstanding immediately after giving effect to such conversion. Therefore, under SEC rules, a holder who only owns Series B Stock would generally not be deemed a 5% holder because such shares cannot be converted within 60 days of the determination date. Accordingly, such a holder would not be disclosed on this table as a 5% holder. However, for holders of Series B Stock for whom disclosure is required on this table for reasons other than 5% ownership of Series B Stock (i.e., directors and executive officers), the shares underlying the Series B Stock they hold, if any, up to the 4.9% Beneficial Ownership Limit, would be included in the ownership information in this table, unless such limit would preclude any conversion of such Series B Stock.

(c) Information is based on a Schedule 13D filed on May 21, 2012 by Kinderhook Capital Management, LLC ("Kinderhook"), who serves as the investment advisor to Kinderhook Partners, L.P.  Kinderhook GP, LLC serves as the general partner to Kinderhook Partners, L.P., and Messrs. Tushar Shah  and Stephen J. Clearman serve as the general partner's managing members.  Each of these persons is known by Kinderhook to have the right to receive the power to direct the receipt of dividends from, or the proceeds from the sale of the shares of, common stock reported.  Kinderhook disclaims beneficial ownership of the shares reported except to the extent of its pecuniary interest therein, if any.

(d) Information is based on a Schedule 13D filed on April 16, 2010. For Francis Capital Management, includes shares of common stock beneficially owned by Catalysis Partners, LLC ("Catalysis") and Catalysis Offshore, Ltd. Francis Capital Management, LLC acts as the investment manager for Catalysis and Catalysis Offshore, Ltd. and may be deemed to beneficially own such securities. Mr. Francis has voting and investment control over securities held by Francis Capital Management, LLC, but disclaims beneficial ownership of such securities. Excludes 11,249 shares of our Series B Stock owned by Catalysis. See footnote (b).

(e) Information is based on a Schedule 13D filed on April 16, 2010. Includes warrants to acquire 1,000,000 shares of our common stock at an exercise price of $1.40 per share, which expire August 1, 2013.

(f) Includes warrants to purchase 1,250,000 shares of the our common stock at an exercise price of $2.00 per share and warrants to purchase 625,000 shares of our common stock at an exercise price of $4.00 per share. The warrants expire November 19, 2014.

(g) Information is based on a Schedule 13D filed on April 16, 2010 and our knowledge of the issuance in March 2011 of 1,333,333 shares of common stock to Radisson Trading Company.

(h) Common stock includes (i) 226,991 shares of common stock held in various trusts for the benefit of Mrs. Glazer, (ii) 339,593 shares of common stock held in the Glazer Family Partnership, over which Mrs. Glazer shares control with her husband, Dr. Glazer, (iii) 6,600 shares held by Dr. Glazer, (iv) options to purchase 180,000 shares of our common stock held by Dr. Glazer. Series A Stock includes (i) 1,500 shares of Series A Stock held in various trusts for the benefit of Mrs. Glazer, (ii) 6,650 shares of Series A Stock held in the Glazer Family Partnership over which Mrs. Glazer shares control with her husband, Dr. Glazer and (iii) 2,600 shares of Series A Stock held by both Dr. Glazer and Mrs. Glazer.

(j) Includes (i) 730,000 shares of our common stock, (ii) warrants to acquire 48,000 shares of our common stock at an exercise price of $0.75 per share, which expire May 20, 2013, (ii) warrants to acquire 100,000 shares of our common stock at an exercise price of $1.40 per share, which expire August 1, 2013, (iii) warrants to acquire 50,560 shares of our common stock at an exercise price of $0.75 per share and (iv) options to purchase 1,315,477 shares of our common stock that are exercisable within 60 days of May 31, 2012.

(k) Information is based on a Schedule 13D filed on April 16, 2010. Represents securities beneficially owned by Francis Capital Management, LLC. Mr. Francis has voting and investment control over securities held by Francis Capital Management, LLC. Mr. Francis disclaims beneficial ownership of such securities.

(l) Common stock includes (i) 198,971 shares of common stock held in various trusts for the benefit of Melanie Glazer, Dr. Glazer's spouse, (ii) 28,020 shares held by Mrs. Glazer, (iii) 339,593 shares of common stock held in the Glazer Family Partnership, over which Dr. Glazer shares control with his spouse and (iv) options to purchase 180,000 shares of our common stock held by Dr. Glazer. Series A Stock includes (i) shares of Series A Stock held in various trusts for the benefit of Mrs. Glazer, (ii) shares of Series A Stock held in the Glazer Family Partnership over which Dr. Glazer shares control with his spouse and (iii) 2,600 shares of Series A Stock held by both Dr. Glazer and Mrs. Glazer.

(m) Includes 1,100,00 shares of common stock held by A Plus International Inc., which information is based on a Schedule 13D filed on April 16, 2010, but excludes 11,249 shares of our Series B Stock owned by A Plus (see footnote (b)). Mr. Lin is deemed the beneficial owner of the shares held by A Plus by virtue of his ownership and control of A Plus. Includes 1,045,642 shares of common stock purchased as part of our May 2012 private placement which were subsequently transferred to members of his family as follows; Kelvin Lin 348,548, Kelly Lin 348,547 and Karen Lin 348,547 shares.

(n) Includes (i) 205,000 shares of our common stock and (ii) options to purchase 224,995 shares of our common stock that are exercisable within 60 days of May 31, 2012.

(o) Includes 6,952,196 shares of common stock, options to purchase 1,720,472 shares of our common stock that are exercisable within 60 days of May 31, 2012, and warrants to purchase 198,560 shares of our common stock. Does not include stock options and warrants granted but not beneficially owned as of May 31, 2012.

PROPOSAL NO. 1A & PROPOSAL NO. 1B
ELECTION OF DIRECTORS

At the Annual Meeting, stockholders will vote on the election of five (5) directors.

1.  Proposal No. 1A.  Three (3) directors are to be elected by a vote of all holders of common stock and Series A Stock, voting together as a single class.  John P. Francis, Brian E. Stewart and Wenchen Lin are the nominees for these director positions.

2.  Proposal No. 1B.  Two (2) directors are to be elected by a vote of the holders of our Series A Stock, voting as a separate class under the terms of our charter documents. Louis Glazer, M.D. Ph.G. and Ms. Lynne Silverstein are the nominees for these director positions.

Directors are being elected to hold office for a one-year term ending at our annual stockholders meeting in 2013. Directors will serve until their successors are elected and qualified or until their earlier resignation or removal. No current disagreement exists between us and any of the current members of our board regarding our operations, policies or practices.

Information about Directors and Director Nominees

The following table sets forth information concerning our current directors, all of which are nominees, as of May 31, 2012. Biographical information regarding such persons is included below the table. The background information for each of the current directors and the nominees set forth below has been provided to us by each respective individual.

All shares represented by the proxies will be voted "FOR" the election to the board of directors of the nominees named below unless authority to vote for the nominees has been withheld in the proxy. Although the nominees have consented to serve as directors if elected, and the board of directors has no reason to believe that the nominees will be unable to serve as directors, if the nominees withdraw or otherwise become unavailable to serve, shares represented by the proxies will be voted "FOR" any substitute nominees designated by the board of directors.

Our nominees are as follows:

Name	Age	Position
John P. Francis	46	Director
Louis Glazer, M.D. Ph.G.	80	Director
Brian E. Stewart	40	Director, President and Chief Executive Officer
Lynne Silverstein	41	Director
Wenchen Lin	57	Director

With respect to our directors, Dr. Glazer and Ms. Silverstein (the "Series A Directors") were elected to our board of directors in accordance with the terms of our Series A Preferred Stock ("Series A Stock"). Mr. Francis was elected in accordance with the terms of a Securities Purchase Agreement dated October 17, 2007 by and between us and Francis Capital Management, LLC, which requires that he be nominated for election to our board of directors.  Mr. Lin was elected in accordance with the terms of a Subscription Agreement dated January 29, 2007 by and between us and A Plus International Inc. ("A Plus"), which requires that he be elected to our board of directors. Each of our directors, other than the Series A Directors (who were elected or appointed in accordance with the terms of our Series A Stock, and are not subject to any vote of the common stockholders, and thus no evaluation  was made by our board of directors), was elected to our board of directors based our board of directors' assessment that he has demonstrated an ability to make meaningful contributions to the oversight of our business and affairs, has a reputation for honesty and ethical conduct in his or her personal and professional activities and demonstrates independence, experience and strong communication and analytical skills. Our board of directors seeks, and consists of, persons whose diversity of skills, experience and background are complementary to those of our other board members.

John P. Francis Mr. Francis was appointed as a director on November 26, 2007, in accordance with the terms of a Securities Purchase Agreement dated October 17, 2007 by and between us and Francis Capital Management, LLC, which requires that he be nominated for election to our board of directors. Mr. Francis has served as Managing Member of Francis Capital Management, LLC, an investment management firm specializing in small capitalization equities, since 2000. Mr. Francis has more than 20 years of experience in investment management, finance and accounting. Mr. Francis earned his bachelor's degree in economics from UCLA and MBA from the UCLA Anderson School of Management. Mr. Francis' qualifications to serve as a director include his financial, business and accounting experience.

Louis Glazer, M.D. Ph.G. Dr. Glazer was appointed as a director on October 22, 2004, in accordance with the terms of our Series A Preferred Stock. From 2004 to 2006, Dr. Glazer served in various positions at our company, including Chairman of the Board, Chief Executive Officer, Vice-Chairman and Chief Health and Science Officer, overseeing the development of our Safety-Sponge® System. For over 25, years, until 2002, Dr. Glazer served as the chief anesthesiologist and medical director for the Vitreo-Retinal Clinic in Memphis, Tennessee. Prior to that, Dr. Glazer taught obstetrics anesthesia at the University of Tennessee, while practicing anesthesiology at numerous hospitals in Memphis, Tennessee. He served on the Executive Council of the Center for Patient Safety Research and Practice at Harvard Medical School and the Brigham and Women's Hospital in Boston, MA. Dr. Glazer received his B.S. in pharmacy from the University of Oklahoma and his M.D. from the University of Bologna School of Medicine in Italy. Dr. Glazer is nominated because holders of our Series A Stock have requested that our board of directors nominate him for election by the Series A Stock.  Dr. Glazer is Ms. Silverstein's father.

Brian E. Stewart Mr. Stewart was elected as our President and Chief Executive Officer and as a director in June 2010. Mr. Stewart is the co-founder of our principal operating company SurgiCount Medical, Inc. and is the co-inventor of our Safety-Sponge® System. Mr. Stewart previously served as our Vice President of Business Development from January 2009 through to March 2010. Previously, Mr. Stewart worked in the investment banking division of Credit Suisse from 2007 to 2009 and CIBC World Markets from 2002 to 2007. In addition to his investment banking and entrepreneurial experience, Mr. Stewart's previous experience includes working with Strome Investment Management, a hedge fund in Santa Monica, CA.  Mr. Stewart received his MBA from the UCLA Anderson School of Management at UCLA and his bachelor's degree in economics from UCLA, where he graduated Phi Beta Kappa and Summa Cum Laude. Mr. Stewart's qualifications to serve as a director include that he is our Chief Executive Officer, co-inventor of our core product offering and the co-founder of our principal operating company.

Lynne Silverstein Ms. Silverstein was appointed as a director on February 16, 2012, in accordance with the terms of our Series A Preferred Stock. Ms Silverstein served as the Company’s President and Secretary from 2004   to 2006 and from 2006 to 2008 served as the Company’s Executive Vice President. Ms. Silverstein is serving as one of our Series A Directors. After the passing of Mr. Herbert Langsam, one of the directors appointed by our Series A Stock, Dr. Louis Glazer, the remaining director appointed by our Series A Stock, appointed Ms. Silverstein to serve as a Series A Director in accordance with our Amended and Restated Certificate of Incorporation. Ms. Silverstein received her B.S in communications from the University of Miami. Ms. Silverstein is Dr. Glazer's daughter.

Wenchen Lin Mr. Lin was appointed as a director on March 28, 2007, in accordance with the terms of a Subscription Agreement dated January 29, 2007 by and between our company and A Plus, which requires that he be elected to our board of directors. Mr. Lin has almost twenty years of experience as the President and founder of A Plus, a manufacturer producing a variety of surgical dressings, film and plastic products and servicing the custom procedural tray industry on cotton textile products. Mr. Lin began his career serving in executive positions in large trade and shipping companies, such as Trade Diversified, Inc. and Brother Trucking Co. and has substantial knowledge and experience in overseas factories, trade, transport and distribution. Mr. Lin received his MBA from Ohio University and his accounting degree from Taiwan Suzhou University.  Mr. Lin's qualifications to serve as a director include his experience in the medical supply industry.

Vote Required

The three nominees for director who will be elected by a vote of the common stock and Series A Stock, voting together as a single class, and the two nominees for director who will be elected by a vote of the Series A Stock voting as a separate class, receiving the highest number of affirmative votes properly cast in person or by proxy at the Annual Meeting by the holders of common stock and Series A Stock, voting as described above, will be elected. Abstentions and broker non-votes will have no effect on the result of the vote.

The proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in this proxy statement. Although we know of no reason why the nominees would not be able to serve, if a nominee were not available for election, the proxies would vote your shares of common stock to approve the election of any substitute nominee proposed by the board of directors.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF
YOUR SHARES "FOR" THE ELECTION TO THE BOARD OF ALL OF THE NOMINEES
DESCRIBED IN PROPOSAL NO. 1A.

THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION WITH RESPECT TO THE
ELECTION TO THE BOARD OF THE NOMINEES DESCRIBED IN PROPOSAL NO. 1B, AS
THESE DIRECTORS ARE NOMINATED BECAUSE THE HOLDERS OF OUR SERIES A
STOCK HAVE REQUESTED THAT THE BOARD OF DIRECTORS NOMINATE THESE
INDIVIDUALS FOR ELECTION BY THE SERIES A STOCK.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Board Meetings; Attendance at Board Meetings

Our board of directors met five times during the fiscal year ended December 31, 2011.  Each director, including each of our director nominees, attended at least 75% of the aggregate of the total meetings of the board of directors on which he or she served that were held while he or she was a director during 2011.

Our directors are not required to attend our annual meetings of stockholders.

Our board of directors does not have a standing audit committee, nominating committee or compensation committee.

Compensation of Executive Officers

Our board of directors does not have a compensation committee because it believes that the input and decision-making of all of our directors is important in connection with executive officer compensation decisions. Accordingly, all of our board members are responsible for overseeing and, as appropriate, determining the annual salaries and other compensation of our executive officers and our general employee compensation and other policies.

The compensation for our chief executive officer and our chief financial officer is determined in accordance with their respective employment agreements (described below under "Executive Compensation—Narrative Disclosure to Summary Compensation Table"), which among other things, contain certain targets and bonus provisions. In addition, our board reviews and considers whether the target and bonus provisions in the employment agreements have been met and whether the executive officers are entitled to additional compensation as a result thereof. We currently have no other executive officers.

From time to time as it deems appropriate, our board of directors will review our executive officer compensation, taking into account available data regarding market compensation levels, and the individual executive's level of responsibility, as well as anecdotal data regarding the compensation practices of other employers. We do not benchmark our executive compensation against a defined peer group, since we believe that defining such a group is difficult and would not materially affect our decisions. Our board does not hire an outside consulting firm to assist with compensation, as we believe that the value of doing so is exceeded by the costs.

Our board also reviews the compensation of directors and makes recommendations to our board of directors regarding the amounts and types of compensation to be paid to our directors.  Currently, our directors do not receive compensation for their board service.

Our board reserves the right to delegate its authority to determine executive officer compensation, and in such instance would do so in accordance with applicable laws, rules and regulations and our charter documents; however, our board has no current plans to do so.

Director Nominations Process

Our board of directors does not have a standing nominating committee because it believes that the input and decision-making of all of our directors is important in connection with board nominations. Accordingly, our board of directors is responsible for overseeing membership and constitution of the board and its role in overseeing our affairs.

Our entire board of directors manages the process for evaluating the performance of the board of directors and for nominating candidates (including current board members) at the time for election by the stockholders after considering the appropriate skills and characteristics required on the board, the current makeup of the board, the results of the evaluations and the wishes of the board members to be re-nominated. As noted, no such evaluation was performed for the directors nominated by the Series A Stock.

On at least an annual basis, the board of directors reviews whether it believes the board would benefit from adding one or more new member(s), and if so, the appropriate skills and characteristics required for the new member(s). If the board of directors determines that a new member would be beneficial, it solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source (including candidates recommended by stockholders), are reviewed under the same process. The board of directors screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with directors and senior members of management. Upon completion of these interviews and other due diligence, the board of directors may recommend the election or nomination of a candidate. Director candidates have typically been found through recommendations from directors or others associated with us. We have a policy that stockholders may also recommend candidates by complying with the procedures set forth below. No such suggestions from our stockholders were received in time for our Annual Meeting. The directors nominated for re-election included in this proxy statement were selected and recommended by our board of directors.

Our board of directors has no predefined minimum criteria for selecting board nominees, although it believes that all board nominees must demonstrate an ability to make meaningful contributions to the oversight of our business and affairs and also must have a reputation for honesty and ethical conduct in their personal and professional activities. Our board of directors also believes that all directors should demonstrate qualities such as: independence; relevant, non-competitive experience; and strong communication and analytical skills. In any given search, our board may also define particular characteristics for candidates to balance the overall skills and characteristics of the board of directors and our perceived needs. During any search, our board of directors reserves the right to modify its stated search criteria for exceptional candidates. Our board of directors does not have a formal policy with respect to diversity; however, the board believes that it is important that we have board members whose diversity of skills, experience and background are complementary to those of the other board members. In considering director candidates our board considers the entirety of each candidate's credentials.

Stockholder Nominations

In order to be considered for election at the 2013 Annual Meeting of Stockholders, a recommendation from a stockholder must be received by the board of directors no later than February 28, 2013, which is 120 calendar days prior to the anniversary of the date this proxy statement is being released to stockholders in connection with this year's Annual Meeting.  The stockholder recommendation must include the stockholder's name and contact information, the candidate's name and contact information, a description of any relationship between the stockholder and the candidate, a description of the candidate's qualifications, and a signed statement from the candidate that he or she is willing and able to serve on the board of directors. Stockholders must submit recommendations in writing to the board at c/o Corporate Secretary, Patient Safety Technologies, Inc., 2 Venture Plaza, Suite 350 Irvine CA, 92618.

Stockholder Communications

Stockholders wishing to communicate with our board of directors or with a specific director may send a letter to our Corporate Secretary at Patient Safety Technologies, Inc., 2 Venture Plaza, Suite 350, Irvine CA, 92618, and should be marked to the attention of the appropriate director or directors.  Our Secretary will circulate the communications (other than commercial solicitations) to the appropriate director or directors.  Communications marked "Confidential" will be forwarded unopened.

Board Leadership Structure and Role in Risk Oversight

Our board of directors does not have a Chairman or a lead independent director. We believe that this structure is appropriate for our company because it is important that all of our directors take an active role in evaluating our risks and strategic direction. Our board of directors has determined that all directors should be actively involved in corporate governance, strategic, operating, staffing and financial matters.

Our board of directors evaluates the risks facing us and oversees the management of such risks, including risks relating to our executive compensation plans and arrangements, financial risks and potential conflicts of interest. Our board of directors regularly reviews information regarding our operations and finances as well as our strategic direction. Our board of directors' role in risk oversight has not affected the board's determination that our current leadership structure is most appropriate for our company.

Code of Business Conduct and Ethics

Each of our executive officers and directors, as well as all of our employees (including our Chief Executive Officer, principal financial officer, principal accounting officer, controller and persons performing similar functions) are subject to our Code of Business Conduct and Ethics, which was adopted by our board of directors on November 11, 2004.  Our Code of Business Conduct and Ethics is filed with our annual report on Form 10-K/A filed with the SEC on July 13, 2009 and can be found on our website at http://www.surgicountmedical.com.

Printed copies of our Code of Business Conduct and Ethics are also available upon written request to the Chief Financial Officer, Patient Safety Technologies, Inc., c/o Chief Financial Officer, 2 Venture Plaza, Suite 350, Irvine, CA 92618.

Audit Committee Financial Expert

Our board of directors has determined that John Francis is an "audit committee financial expert," within the meaning of SEC rules.

Independence of the Board of Directors

During his service on our board, which ended on his date of death on February 7, 2012, Mr. Langsam was, "independent" as that term is defined in the listing rules of the Nasdaq National Market. None of our current directors are "independent" as that term is defined in the listing rules of the Nasdaq National Market because such rules require that our board make an affirmative determination as to directors' independence, and our board has not made such determination. Our board's lack of an affirmative determination as to directors' independence as of the date of this report does not preclude the board from making a determination in the future that any such director is independent if such director is in compliance with the listing rules of the Nasdaq National Market.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Forms 3 and 4 and amendments thereto furnished to us during the year ended December 31, 2011 and Forms 5 and amendments thereto furnished to us with respect to the year ended December 31, 2011, and any written representations that no Forms 5 were required, during the year ended December 31, 2011, all reports required by Section 16(a) by our executive officers, directors and greater than 10% beneficial owners were made, except as follows. Mr. Lin did not file a Form 3 when he became a director on March 28, 2007.  In addition, he has not filed Form 4s for the following transactions:  purchase of 800,000 shares of common stock and warrants to purchase 300,000 shares of common stock on January 29, 2007, exercise and conversion of warrants into 300,000 shares of common stock on August 11, 2009, purchase of 10,000 shares of Series B Preferred Stock on June 24, 2010, purchase of 1,045,642 shares of Common Stock on May 18, 2012 and issuance of an aggregate of 1,064 shares Series B Preferred Stock as payment-in-kind dividends on September 30, 2010, March 30, 2011, June 30, 2011, September 30, 2011, December 31, 2011 and March 31, 2012.

DIRECTOR COMPENSATION

Director Compensation

The following individuals served as our non-employee directors during the year ended December 31, 2011:  John P. Francis, Louis Glazer, MD, PhG, Herbert Langsam and Wenchen Lin.  None of these directors received any compensation from us for their board service during 2011.  For information about Mr. Stewart's compensation for 2011, see "Executive Compensation" below.

As of December 31, 2011, our non-employee directors held the following outstanding option awards:

Name
John P. Francis	—
Louis Glazer, MD, PhG	180,000
Herbert Langsam (1)	34,500
Wenchen Lin	—

(1) Herbert Langsam passed away on February 7, 2012, Mr. Langsam was one of the two directors appointed by the holders of the Series A Stock.

Narrative Discussion of Director Compensation

During the year ended December 31, 2011, we did not have in place any formal plans or programs providing for the payment of compensation to our non-employee directors. Payment (or accrual) of attendance fees to our non-employee directors for service on our board of directors is determined and approved on an ad hoc basis. We did not pay or accrue any fees for service on our board for 2011. Similarly, equity grants are determined and approved on an ad hoc basis. We did not grant any equity awards to our non-employee directors for service on our board of directors in 2011. Directors received only reimbursement of reasonable expenses for attendance at meetings of our board and annual stockholders meeting.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information on our equity compensation plans. All equity compensation plans (other than non-plan grants) have been approved by our stockholders.

As of December 31, 2011

	Number of Securities to be Issued upon Exercise of Outstanding Options		Weighted Average Exercise Price of Outstanding Options		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category	Column (a)		Column (b)		Column (c)
Equity compensation plans approved by stockholders	4,036,043	(1)	$1.28	(2)	1,463,957	(3)
Equity compensation plans not approved by stockholders	2,143,334		$0.90		—
Total:	6,179,377		$1.19		1,463,957
___________

(1) This includes 1,054,500 options outstanding under our Amended and Restated 2005 Stock Option and Restricted Stock Plan, and 2,981,543 under our 2009 Stock Option Plan, but excludes 2,143,334 non-qualified options that were issued outside of these equity plans.

(2) This weighted average exercise price excludes 2,143,334 non-qualified options that were issued outside our equity plans. The remaining weighted term of outstanding options (excluding the 3,150,000 non-qualified options that were issued outside our equity plans) is 8.02 years.

(3) All of these shares remain available for future grants under our equity plans.

EXECUTIVE OFFICERS

As of May 31, 2012 we have two Executive Officers, Brian E. Stewart, our President and Chief Executive Officer, and David Dreyer, our Chief Financial Officer, Executive Vice President and Secretary.  The biographical information regarding Mr. Stewart is included above under "Proposal No. 1A & Proposal No. 1B—Election of Directors—Information about Directors and Director Nominees."

David C. Dreyer, age 54, has served as our Chief Financial Officer and Secretary, since joining us in October 2010.  Previously, Mr. Dreyer was Chief Financial Officer at Alphastaff Inc. from August 2009 through September 2010, and was Chief Financial Officer, and Treasurer at AMN Healthcare, Inc. from August 2004 through August 2009. Alphastaff was the fourth largest professional employment outsourcing company in the United States during Mr. Dreyer's tenure, and AMN Healthcare was the U.S. leader in healthcare staffing, with revenue in 2008 of $1.2 billion.  He managed over one hundred employees at AMN Healthcare in his role overseeing finance, accounting, tax, investor relations, treasury, payroll operations, and risk management.  Prior to AMN Healthcare, Mr. Dreyer was Chief Financial Officer at Sicor, Inc., a specialty pharmaceutical company headquartered in Irvine, CA with operations in Mexico, Switzerland, Italy, China and Lithuania.  He led the sale of Sicor Inc. to Teva Ltd. for $3.4 billion in January 2004.  Mr. Dreyer received a BS in Accounting from Golden Gate University in San Francisco where he graduated Magna Cum Laude, and he has been a licensed Certified Public Accountant in California since 1986.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth compensation paid by us for the years indicated to the individuals who served as our Chief Executive Officer and Chief Financial Officer during the year ended December 31, 2011.  There were no other executive officers serving as of December 31, 2011. These 2 individuals are referred to as our "named executive officers."

Name and principal position (1)	Year	Salary ($)	Bonus ($)	Warrant And Stock option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)	Non- qualified deferred compensation earnings ($)	All other compensation ($)(3)	Total
Brian E. Stewart	2011	$200,000	—	$7,560	—	—	$21,778	$229,338
President, Chief Executive Officer and director	2010	$161,016	—	$1,162,500	—	—	$12,427	$1,335,943

David C. Dreyer	2011	$200,000	—	—	—	—	$19,569	$219,569
Chief Financial Officer, Treasurer and Secretary	2010	$37,179	—	$249,975	—	—	—	$287,154
_______________

(1) Mr. Stewart was elected as our Chief Executive Officer and as a director on June 24, 2010. From January 2009 to March, 2010, Mr. Stewart served as our Vice President of Business Development. From March, 2010 until his election as our Chief Executive Officer on June 24, 2010, Mr. Stewart was not employed by us.

(2) Represents the grant date fair value determined in accordance with Accounting Standards Codification ("ASC") Topic 718, Share Based Payments, for the warrants and stock option awards granted to our named executive officers for the periods presented. For additional information regarding the assumptions used in determining the fair value of option awards using the Black-Scholes pricing model, please see Note 14 to our Consolidated Financial Statements included in our Form 10-K filed with the SEC on March 26, 2012.

(3) For Mr. Stewart, includes accrued vacation paid to him in connection with his departure as our Vice President of Business development in March 2010. In addition, this includes medical benefits paid to each officer.

Narrative Disclosure to Summary Compensation Table

Employment Agreements and Severance Agreements

Brian E. Stewart

We are party to an employment agreement with Mr. Stewart, which became effective on November 15, 2010, pursuant to which he serves as our President, Chief Executive Officer and a director. The term of the agreement is three years from the effective date and automatically extends for additional one-year terms thereafter unless either party delivers written notice of non-extension to the other party at least 90 days prior to the extension of the term. Mr. Stewart's annual base salary is $200,000, to be increased to $245,000 for the remainder of the term upon a positive operating income determination (as specifically defined in the agreement). He is also eligible to participate in our executive bonus plan, under which the minimum target bonus opportunity is 25% of his annual base salary, and in any stock option, restricted stock, stock appreciation rights and other equity compensation plan or program sponsored by us or our affiliates on the same terms and conditions generally applicable to our executives. In addition, he is generally entitled to participate in all other incentive, savings and retirement plans, health and welfare plans, practices, policies and programs sponsored by us or our affiliates on the same terms and conditions as generally applicable to our executives.

The agreement provides for a stock option grant to Mr. Stewart for 2,000,000 shares of our common stock with an exercise price of $0.80 per share, 500,000 of which vested as of the date of the grant, 250,000 of which became vested and exercisable on May 15, 2011, and with the remaining shares vesting vest over a 42-month period at a rate of 1/48th of the total shares per month, with 100% of the option becoming exercisable on November 15, 2014.

If Mr. Stewart is terminated by us with or without "cause," including for "disability," or if he resigns for any reason, including "good reason" (each as defined in the agreement), then upon compliance with customary post-employment conditions, he will be entitled, in addition to typical earned but unpaid compensation and benefits, to: (a) 12 months of his annual base salary then in effect, (b) monthly payment equal to the cost of COBRA coverage for him (and if applicable his spouse and dependents) until the earlier of his becoming an employee of another entity and the 12 month anniversary of his termination or resignation and (c) 12 months to exercise any vested options. In addition, upon consummation of a capital transaction (as defined in the agreement) his option described above will immediately vest. In the event of his death, his estate will be entitled to receive only typical earned but unpaid compensation and benefits as of the date of his death.

David C. Dreyer

We are party to an employment agreement with Mr. Dreyer, which became effective as of October 22, 2010, pursuant to which he serves as our Chief Financial Officer and Vice President. The term of the agreement is three years from the effective date, and automatically extends for additional one-year terms thereafter unless either party delivers written notice of non-extension to the other party at least 90 days prior to the extension of the term. Mr. Dreyer's annual base salary will be $200,000 to be increased to $240,000 for the remainder of the term should we generate positive operating income (as specifically defined in the agreement) for two consecutive fiscal quarters. He is also eligible to participate in our executive bonus plan, under which the minimum target bonus opportunity is 25% of his annual base salary and in any stock option, restricted stock, stock appreciation rights and other equity compensation plan or program sponsored by us or our affiliates on the same terms and conditions generally applicable to our executives. In addition, he is generally entitled to participate in all other incentive, savings and retirement plans, health and welfare plans, practices, policies and programs sponsored by us or our affiliates on the same terms and conditions as generally applicable to our executives.

The agreement provided for a stock option grant to Mr. Dreyer for 450,000 shares of our common stock with an exercise price of $0.75 per share, of which 100,000 vested on April 22, 2011, with the remainder vesting over a 42-month period at a rate of 1/48th of the total shares per month, with 100% of the option becoming exercisable on October 22, 2014.

If Mr. Dreyer is terminated by us without "cause" or if he resigns for "good reason" (each as defined in the agreement), then upon his compliance with customary post-employment conditions, he will be entitled, in addition to typical earned but unpaid compensation and benefits, to: (a) six months of severance payments based on his annual base salary at such time and (b) continued medical and welfare benefits and continued vesting of his stock options for the time period for which he is entitled to payment described in subsection (a). These same benefits, scaled to a three month period, are generally available to him or his estate in the event of Mr. Dreyer's disability or death (with an additional three months of stock option vesting in the latter case).

In addition, upon consummation of a change of control (as defined in the agreement) all of his unvested stock options and unvested deferred compensation will immediately vest.

Effective January 1, 2012 our board of directors approved increasing both Mr. Stewart's and Mr. Dreyer's annual salaries to $240,000 from their previous $200,000 annual salaries, based on accomplishments achieved during 2011, which included significant sales growth. We ended the 2011 fiscal year with an installed customer base of 98 hospitals, representing annual growth of 42%, and had 165 additional hospitals with signed agreements awaiting implementations during 2012, that is expected to bring the total installed customer base to 263 hospitals during 2012. Both Mr. Stewart's and Mr. Dreyer's employment agreements contained criteria for increasing their annual salaries based on achievement of certain profitability goals, which the board of directors deemed essentially satisfied in light of the significant sales growth achieved. Mr. Stewart agreed to the increase to $240,000 despite a slightly higher increase provided for in his employment agreement. In addition, the board also approved granting Mr. Stewart and Mr. Dreyer options to purchase 100,000 shares each at an exercise price of $1.20 per share, which represented the closing price of our stock on the date of grant. Such grants were made pursuant to the 25% bonus opportunity available to each of Mr. Stewart and Mr. Dreyer in his employment agreement.

Outstanding Equity Awards at December 31, 2011

The following table sets forth the outstanding stock option awards held by our named executive officers at December 31, 2011.

Option Awards
Name	Number of Securities Underlying Unexercised options or Warrants (#) Exercisable	Number of Securities Underlying Unexercised options or Warrants (#) Unexercisable	Option or Warrant Weighted Average Exercise price	Option or warrant expiration date
Brian E. Stewart (1)	1,107,143	892,857	$0.80	11/15/2020
Director, President and Chief Executive Officer

David C. Dreyer (2) Chief Financial Officer, Treasurer and Secretary	180,903	269,097	$0.75	10/22/2020

(1)
Mr. Stewart received a stock option grant for a total of 2,000,000 shares of our common stock, 500,000 of which vested as of the date of the grant and 250,000 of which vested and became exercisable on December 22, 2010. The unvested options vest at a rate of approximately 29,762 shares monthly, with 100% of the option becoming exercisable on November 15, 2014. Mr. Stewart also holds warrants to purchase 198,560 shares of common stock at a weighted average exercise price of $1.09 per share, expiring on July 31, 2013. Such warrants were received other than in connection with services to us as our President and Chief Executive Officer.

(2)
Mr. Dreyer received a stock option grant for 450,000 shares of our common stock, of which 100,000 vested on April 22, 2011. The unvested options vest at a rate of approximately 8,333 shares monthly, with 100% of the option becoming exercisable on October 22, 2014.

Additional Narrative Disclosure

We do not currently offer a pension benefit plan or any non-qualified deferred compensation plan. For a description of payments required to be made to our named executive officers in connection with a change of control or termination of their employment, see "Narrative Discussion to Summary Compensation Table—Employment Agreements.

PROPOSAL NO. 2
RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

Our board of directors functioning as our audit committee selected Squar, Milner, Peterson, Miranda & Williamson, L.L.P. ("Squar Milner") to serve as our independent registered public accounting firm for the fiscal year ended December 31, 2012.  Squar Milner has served as our independent registered public accounting firm since the fiscal year ended December 31, 2006.  Our board of directors is submitting the selection of Squar Milner to our stockholders for ratification.  Representatives of Squar Milner are expected to be present at the Annual Meeting.  Such representatives will have an opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions.

If the selection is not ratified, our board of directors will consider whether it is appropriate to select another independent registered public accounting firm.  Even if the selection is ratified, our board of directors in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders' best interests.

Principal Accountant Fees and Services

For the years ended December 31, 2010 and 2011, the aggregate fees billed by Squar Milner were as follows:

	2010	2011
Audit Fees	$185,278	$140,616
Audit-related Fees	$8,609	$46,006
Tax fees	4,400	3,081
Total Fees	$198,287	$189,703

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements and reviews of the interim consolidated financial statements included in quarterly reports and services that are normally provided by independent registered public accounting firms in connection with statutory and regulatory filings.

Audit-related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit Fees." These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. For 2011, these fees also included fees related to assistance with SEC comment letter responses and fees related to filing our registration statement on Form S-1.

Tax Fees. Tax fees consisted principally of fees billed to us for professional services performed with respect to compliance with our tax contingency matter.

Policies and Procedures Relating to Approval of Services by Auditor

Our board of directors functioning as our audit committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditors. The board will consider whether the provision of non-audit services is compatible with maintaining the independent auditor's independence, and will approve such services, should such a situation arise.

Our board has responsibility for appointing, as well as setting the compensation and overseeing the work of, the independent registered public accounting firm. In addition, although permitted by Section 202 of the Sarbanes-Oxley Act of 2002 to pre-approve the provisions of audit and non-audit services by our independent auditor, our board does not currently have in place formal pre-approval policies and procedures. As such, our board approves each engagement of our independent auditor for audit and permitted non-audit services. Thus, all services provided by Squar Milner during 2011, as described above, were approved by our board of directors in advance of Squar Milner providing such services.

Vote Required

Proposal No. 2 (the ratification of the appointment by the board of directors of Squar Milner to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012) will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of common stock and Series A Stock, voting together as a single class, vote "FOR" the proposal. Abstentions and broker non-votes will have no effect on the result of the vote.

Unless marked to the contrary, the shares represented by the enclosed proxy card(s) will be voted "FOR" ratification of the appointment of Squar Milner as our independent public accountants for the fiscal year ended December 31, 2012.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF
YOUR SHARES "FOR" THE RATIFICATION OF SQUAR MILNER TO SERVE AS THE
COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AS DESCRIBED
IN THIS PROPOSAL NO. 2.

PROPOSAL NO. 3
AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AMEND THE PAR VALUE OF THE COMMON STOCK

We are authorized to issue 100,000,000 shares of common stock, par value $0.33 per share.  Our board of directors adopted resolutions (1) declaring that submitting an amendment to our amended and restated certificate of incorporation to effect a change in par value of our common stock from $0.33 per share  to $0.0001 per share, was advisable and (2) directing that a proposal to approve the change in par value of our common stock be submitted to the holders of our common stock and Series A Stock for their approval. The form of the proposed amendment to our amended and restated certificate of incorporation to effect the amendment in the par value of our common stock will be substantially as set forth on Annex A (subject to any changes required by applicable law).

"Par value" is a dollar value assigned to shares of stock as stated in a company's corporate charter and is the value below which shares of a class of stock cannot be sold.  Par value has no relation to a stock's market value, and historically, the concept was to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of shares.  Over time, these concepts have, for the most part, lost their significance.  Par value also has bookkeeping purposes, as it allows a company to put a de minimis value for its stock on the company's financial statements.

Reasons for and Effect of Par Value Change

Our board of directors believes that the decrease in par value of our common stock is our best interests and the best interests of our stockholders because it will bring the par value in line with the par value of other similar companies and will provide our board and our management with more flexibility in setting the consideration that may be received for shares of common stock in purchases and sales and other corporate transactions, although no such transactions are currently contemplated.

In addition, under the Delaware General Corporation Law, the aggregate par value must be deducted from the amount available for dividends (the result being "surplus," out of which dividends can be paid).  While we have no current plans to pay dividends on our common stock, the Series A Stock receives cash dividends, our Series B Preferred Stock contains cash dividend requirements (subject to deferral through the end of 2012) and we could in the future decide to pay cash dividends on our common stock.  Accordingly, the reduction in par value contemplated by this Proposal No. 3 would increase our surplus for Delaware law purposes, and therefore our potential dividend paying ability.

The reduction in par value is not being done for the purposes of impeding any takeover attempt, even though the power of our board to provide for issuances of shares at a price as low as $0.0001 has the potential to discourage or impede a takeover of our company.  For example, if a non-negotiated takeover was attempted, the placement of the stock into "friendly" hands could make the company unattractive to the party seeking control of the company, and this would have a detrimental effect on the interests of any stockholder who wanted to tender his/her shares to the party seeking control or who would favor a change of control.

The change in par value will have no effect on the dollar amount of our total stockholders' equity and will have no immediate effect on the rights of our stockholders.  Following the effectiveness of the par value change, the stated capital on our balance sheet and additional paid in capital attributable to our common stock will be adjusted to reflect the reduced par value.

Vote Required

This Proposal No. 3 must receive a "FOR" vote from the majority of the outstanding shares of common stock and Series A Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as votes "against" this Proposal No. 3. The proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted "FOR" this Proposal No. 3.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" TO
THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF
INCORPORATION TO AUTHORIZE THE AMENDMENT TO THE PAR VALUE OF OUR
COMMON STOCK AS DESCRIBED IN THIS PROPOSAL NO. 3.

PROPOSAL NO. 4
AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

Our board of directors adopted resolutions (1) declaring that submitting an amendment to our amended and restated certificate of incorporation to effect a reverse stock split, as described below (the "Reverse Stock Split"), was advisable and (2) directing that a proposal to approve the Reverse Stock Split be submitted to the holders of our common stock and Series A Stock for their approval.

The form of the proposed amendment to our amended and restated certificate of incorporation to effect the Reverse Stock Split will be substantially as set forth on Annex B (subject to any changes required by applicable law).  If approved by our stockholders, the Reverse Stock Split proposal would permit (but not require) our board of directors to effect a reverse stock split of our common stock at any time prior to the second anniversary of the Annual Meeting by a ratio of not less than one-for-two and not more than one-for-ten, with the exact ratio to be set at a whole number within this range as determined by our board of directors in its sole discretion.  We believe that enabling our board of directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders.  In determining a ratio, if any, following the receipt of stockholder approval, our board of directors may consider, among other things, factors such as:

●	the initial listing requirements of various stock exchanges;

●	the historical trading price and trading volume of our common stock;

●	the number of shares of our common stock outstanding;

●	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

●	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

●	prevailing general market and economic conditions.

Our board of directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in our best interests and the best interests of our stockholders.

Depending on the ratio for the Reverse Stock Split determined by our board of directors, no less than two and no more than ten shares of existing common stock, as determined by our board of directors, will be combined into one share of common stock.  Cash will be paid in lieu of the issuance of fractional shares.  The amendment to our amended and restated certificate of incorporation to effect a reverse stock split, if any, will include only the reverse split ratio determined by our board of directors to be in the best interests of our stockholders and all of the other proposed amendments at different ratios will be abandoned.

If the Reverse Stock Split is effected, we will not reduce the number of authorized shares of our common stock.

To avoid the existence of fractional shares of our common stock, we will pay cash in lieu of fractional shares as described below.

Background and Reasons for the Reverse Stock Split;
Potential Consequences of the Reverse Stock Split

Our board of directors is submitting the Reverse Stock Split to our stockholders for approval with the primary intent of increasing the market price of our common stock to enhance our ability to meet the initial listing requirements of the NASDAQ Stock Market or NYSE MKT and to make our common stock more attractive to a broader range of institutional and other investors.  In addition to increasing the market price of our common stock, the Reverse Stock Split would also reduce certain of our costs, as discussed below.  Accordingly, for these and other reasons discussed below, we believe that effecting the Reverse Stock Split is in our and our stockholders' best interests.

We believe that the Reverse Stock Split will enhance our ability to obtain an initial listing on the NASDAQ Stock Market or NYSE MKT  The NASDAQ Stock Market requires, among other items, an initial bid price of least $4.00 per share or if certain financial and governance standards are achieved, a closing price on the OTC Bulletin Board of $3.00 (or $2.00 depending on the applicable listing standard) for five consecutive days and following initial listing, maintenance of a continued price of at least $1.00 per share. The NYSE MKT requires an initial listing bid price of $3.00 (or $2.00 depending on the applicable listing standard). Reducing the number of outstanding shares of our common stock should, absent other  factors, increase the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would remain following the Reverse Stock Split over the minimum bid price requirement of any such stock exchange.

Additionally, we believe that the Reverse Stock Split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers.  Moreover, because brokers' commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.  We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock.  However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split or that the market price of our common stock will not decrease in the future.  Additionally, we cannot assure you that the market price per share of our common stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the "Effective Time") of a certificate of amendment to our amended and restated certificate of incorporation with the Secretary of State of the State of Delaware.  The exact timing of the filing of the certificate of amendment that will affect the Reverse Stock Split will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders.  In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our amended and restated certificate of incorporation, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split.  If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on the second anniversary of the Annual Meeting, our board of directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our board of directors, a minimum of two and a maximum of ten shares of existing common stock will be combined into one new share of common stock.  The table below shows, as of May 31, 2012, the number of outstanding shares of common stock (excluding Treasury shares) that would result from the listed hypothetical reverse stock split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Approximate Number of Outstanding Shares of Common Stock Following the Reverse Stock Split
1-for-2	18,261,627
1-for-3	12,174,418
1-for-4	9,130,813
1-for-5	7,304,651
1-for-6	6,087,209
1-for-7	5,217,608
1-for-8	4,565,407
1-for-9	4,058,139
1-for-10	3,652,325

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our board of directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder's percentage ownership interest in us, except that as described below in "— Fractional Shares," record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will receive cash in lieu of fractional shares.  In addition, the Reverse Stock Split will not affect any stockholder's proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split may result in some stockholders owning "odd lots" of less than 100 shares of common stock.  Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in "round lots" of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Our common stock is expected to continue to be quoted on the OTC Bulletin Board under the symbol "PSTX" subject to any decision of our board of directors to list our securities on a stock exchange.

Beneficial Holders of Common Stock (i.e., stockholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names.  Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name.  However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the Reverse Stock Split.  Stockholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered "Book-Entry" Holders of Common Stock (i.e., stockholders that are registered on the transfer agent's books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These stockholders do not have stock certificates evidencing their ownership of the common stock.  They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent necessary instructions by our transfer agent after the Effective Time indicating how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the "Old Certificates") to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the "New Certificates").  No New Certificates will be issued to a stockholder until such stockholder has surrendered all Old Certificates to our transfer agent in accordance with its instructions.  No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.  Stockholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below.  Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these stockholders are entitled, subject to the treatment of fractional shares.  Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates.  If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split.  Therefore, we will not issue certificates representing fractional shares.  In lieu of issuing fractions of shares, we intend to pay cash as follows:

●	If a stockholder's shares are held in street name, payment for the fractional shares will be deposited directly into the stockholder's account with the organization holding the stockholder's shares.

●
If the stockholder's shares are registered directly in the stockholder's name, payment for the fractional shares will be made by check, sent to the stockholder directly from our transfer agent upon receipt of the properly completed and executed transmittal letter and original stock certificates.

●	The amount of cash to be paid for fractional shares will be equal to the product obtained by multiplying:

o
The average closing sales price of our common stock as reported on the OTC Bulletin Board for the five trading days preceding the effective date of the reverse stock split , or if our common stock is not at such time quoted on the OTC Bulletin Board, then as reported on the highest tier of the OTC Markets on which our common stock is then quoted; by

o	The amount of the fractional share.

Those stockholders who hold less than the number of shares set forth in the reverse stock split ratio would be eliminated as a result of the payment of fractional shares in lieu of any fractional share interest in connection with the reverse stock split.  The board of directors reserves the right to aggregate all fractional shares for cash and arrange for their sale, with the aggregate proceeds from such sale being distributed to the holders of fractional shares on a pro rata basis.

Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by the board of directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock.  This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split.  The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares.  The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the reverse stock split ratio determined by the board of directors, subject to our treatment of fractional shares.

Accounting Matters

This proposed amendment to our amended and restated certificate of incorporation will not affect the par value of our common stock per share, which, assuming the approval of the amendment to our certificate of incorporation as described in Proposal No. 3 above, will remain $0.0001 par value per share.  As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split.  Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a "U.S. holder").  A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors.  This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S.  expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a "straddle" or as part of a "hedging," "conversion" or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as "capital assets" (generally, property held for investment).If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership.  Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes.  Therefore, a stockholder generally will not recognize gain or loss on the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder's basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged.

A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year.

No gain or loss will be recognized by us as a result of the reverse stock split.

Vote Required

This Proposal No. 4 must receive a "FOR" vote from the majority of the outstanding shares of common stock and Series A Stock, voting together as a single class.  Abstentions and broker non-votes will have the same effect as votes "against" this Proposal No. 4. The proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted "FOR" the approval of this Proposal No. 4.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" TO THE AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO AUTHORIZE THE REVERSE STOCK SPLIT AS DESCRIBED IN THIS PROPOSAL NO. 4.

PROPOSAL NO. 5
APPROVAL OF AMENDMENT TO THE COMPANY'S 2009 STOCK OPTION PLAN

In recent years, we have used stock option grants as an important part of our annual compensation package, because it reduces cash compensation, aligns the interests of our officers and employees more closely with those of our stockholders, and encourages long term retention.  These awards are made under the Patient Safety Technologies, Inc. 2009 Stock Option Plan (the "2009 Plan"), which was approved by our board of directors and our stockholders in August 2009.

When approved in 2009, our 2009 Plan authorized up to 3,000,000 shares of our common stock for all awards.  Under our 2009 Plan, we have granted a total of  2,997,543 options, all of which are currently outstanding. Options under our 2009 Plan have a weighted average exercise price of $0.99 and a weighted average remaining contractual life of 8.47 years.  As of May 31, 2012, we had no shares of our common stock remaining under our 2009 Plan for future equity grants. Approximately 49,943 shares that were granted outside of the 2009 Plan and will be amended to be granted under the 2009 Plan if stockholders approve the increase of the number of shares (the "transferred shares"); otherwise, such grants will remain non-plan options. Therefore, our board of directors has recommended and approved, and under this proposal that stockholders are being requested to approve, certain amendments to our 2009 Plan designed to provide, among other things, additional shares for grants in the future.

We have 1,520,500 shares available for issuance under our Amended and Restated 2005 Stock Option and Restricted Stock Plan.  While we reserve the right to make additional grants under such plan, we have no current intention of doing so.

The text of the proposed amendments is attached to this proxy statement in substantially the form of Annex C.  Although you should read that text closely, since it (and not this summary) will govern the changes in our 2009 Plan, the general effect of Proposal No. 5, if approved, would be to increase the maximum number of shares of our stock for issuance under our 2009 Plan by 1,500,000 shares (or 1,450,057 after giving effect to the transfer of the transferred shares), which would bring the total number of shares of our stock available as of March 31, 2012 for future awards under our 2009 Plan to 4,500,000  (or 4,450,057 after giving effect to the transfer of the transferred shares; and subject to adjustment as set forth in our 2009 Plan), and to clarify the non-discretionary nature of the annual share limit in the 2009 Plan, whereby no more than 500,000 shares may be granted under options to any person in a calendar year.

Existing Terms of our 2009 Plan

This summary of our 2009 Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to the full text of our 2009 Plan, which is attached to this proxy statement as Annex D.  Except as set forth in the proposed amendments attached to this proxy statement as Annex C, the terms of our 2009 Plan would not be affected by Proposal No. 5.

General

The purpose of the 2009 Plan is to allow us to provide equity-based incentives designed to attract, retain and motivate our employees and employees of our subsidiaries.  The board of directors believes that equity based compensation plays an important role in aligning the incentives of our employees with the interests of our stockholders.

The 2009 Plan is administered by our board of directors or by a committee designated by our board. The board of directors or its committee may grant options under the 2009 Plan to our employees (including employees who are our officers and directors) and directors, as well as our consultants, advisors and other independent contractors who provide services to us (collectively, "Plan Participants").

In 2009, we reserved 3,000,000 shares (subject to adjustment as set forth in the 2009 Plan) of our common stock for the issuance of awards under our 2009 Plan; if Proposal No. 5 is approved, that number would be increased by 1,500,000 shares (or 1,450,057 after giving effect to the transfer of the transferred shares). The market value of one of our shares of common stock as of May 31, 2012 was $1.75.

Stock Options

Our board of directors or its committee may grant non-statutory options to all eligible Plan Participants and may grant incentive stock options to eligible Plan Participants who are our employees or employees of our subsidiaries. With respect to each grant, the board of directors or its committee will determine the number of shares subject to the award, and the exercise price, term, manner of exercise and vesting terms or other conditions for the option to become exercisable.

Transferability of Options

Options granted under the 2009 Plan are non-transferable during the recipient's lifetime, and may be transferred only in the event of the holder's death, by will or the laws of descent and distribution.

Amendment of the 2009 Plan

The board of directors may amend, suspend or discontinue the 2009 Plan at any time.

Change of Control

In connection with certain change of control transactions, all outstanding options may become exercisable prior to consummation of the transaction if the options are not assumed by our successor entity.  Any options not exercised or assumed will generally expire upon completion of certain change of control transactions.

Termination of Plan and Dilution

The 2009 Plan will terminate on March 11, 2019, unless sooner terminated by the board of directors.  No options may be granted after termination of the 2009 Plan, although options outstanding at the time of termination will continue to be exercisable in accordance with their terms. The issuance of shares of common stock upon the exercise of options granted under the 2009 Plan will dilute the voting power of current stockholders. The extent of dilution will depend on the number of shares subject to options awarded and exercised.

Federal Income Tax Consequences

THE FOLLOWING DISCUSSION SETS FORTH CERTAIN UNITED STATES INCOME TAX CONSIDERATIONS IN CONNECTION WITH THE 2009 PLAN. THESE TAX CONSIDERATIONS ARE STATED IN GENERAL TERMS AND ARE BASED ON THE INTERNAL REVENUE CODE OF 1986 IN ITS CURRENT FORM AND CURRENT JUDICIAL AND ADMINISTRATIVE INTERPRETATIONS THEREOF. THIS DISCUSSION DOES NOT ADDRESS STATE OR LOCAL TAX CONSIDERATIONS WITH RESPECT TO THE 2009 PLAN. MOREOVER, THE TAX CONSIDERATIONS RELEVANT TO THE 2009 PLAN MAY VARY DEPENDING ON A PARTICIPANT'S STATUS AND CIRCUMSTANCES.

The following is a brief description of the U.S. federal income tax consequences generally arising with respect to the employee stock options that may be awarded under the 2009 Plan.

The 2009 Plan allows for the grant of both Incentive Stock Options and Nonqualified Stock Options.  The grant of an Incentive Stock Option ("ISO") or Nonqualified Stock Option ("NQSO") creates no tax consequences for the recipient or for us. A recipient does not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an NQSO, the recipient generally recognizes ordinary income equal to the excess of the fair market value of the freely transferable and nonforfeitable shares (and/or cash or other property) acquired on the date of exercise over the exercise price. We generally are entitled to a tax deduction equal to the amount recognized as ordinary income by the recipient in connection with the exercise of an NQSO. We are not entitled to a tax deduction with respect to the exercise of an ISO if the recipient holds the shares for the ISO holding periods prior to disposition of the shares.

Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the recipient generally recognizes ordinary income equal to the lesser of (i) the excess of the fair market value of the shares at the date of exercise of the ISO over the exercise price, or (ii) the amount realized upon the disposition of the ISO shares over the exercise price. We can claim a deduction equal to the amount treated as ordinary income in the case of this disqualifying disposition. Otherwise, a recipient's disposition of shares acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally results in short-term or long-term (which will always be the case for ISOs if the holding periods are met) capital gain or loss measured by the difference between the sale price and the recipient's tax basis in such shares (the tax basis in option shares generally being the exercise price plus any amount recognized as ordinary income in connection with the exercise of the option). We generally are not entitled to a tax deduction with respect to any amount that represents a capital gain to a recipient.

We generally are not entitled to a tax deduction with respect to any amount that represents compensation in excess of $1,000,000 paid to "covered employees" that is not "qualified performance-based compensation" under Section 162(m) of the Code.  An amendment is being proposed to clarify terms of the 2009 Plan related to the annual share limit, which is necessary to enable stock options granted under the Plan to be considered "qualified performance-based compensation."

Vote Required

This Proposal No. 5 will be approved if a majority of the total votes properly cast in person or by proxy at the Annual Meeting by the holders of common stock and Series A Stock, voting together as a single class, vote "FOR" the proposal. Abstentions and broker non-votes will have no effect on the result of the vote. The proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted "FOR" the approval of this Proposal No. 5.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE ALL OF YOUR SHARES "FOR" THE APPROVAL OF THE PATIENT SAFETY TECHNOLOGIES, INC. 2009 STOCK OPTION PLAN AS DESCRIBED IN THIS PROPOSAL NO. 5.

AUDIT COMMITTEE REPORT

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 (except to the extent that we specifically request that this information be treated as soliciting material or specifically  incorporate this information by reference).

Our board of directors, functioning as our audit committee, reviews our financial reporting process.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.  Our board of directors has reviewed and discussed the audited financial statements with management.  In addition, our board of directors has discussed with our independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 61, as amended (AICPA, Professional Standards  Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

Our board of directors has also received the written disclosures and the letter from our independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding their communications with the audit committee concerning independence, and has discussed with them their independence, including whether their provision of other non-audit services to us is compatible with maintaining their independence.

Our board of directors discussed with our independent registered public accounting firm the overall scope and plans for the audit.  Our board of directors meets with our accounting firm, with to discuss the results of the firm's examinations, the evaluation of our internal controls and the overall quality of our reporting.

Based upon the review and discussions referred to in the foregoing paragraphs, we recommended that the audited financial statements be included in our Annual Report on Form 10-K for 2011 for filing with the Securities and Exchange Commission.

BOARD OF DIRECTORS FUNCTIONING AS THE AUDIT COMMITTEE

John P. Francis
Louis Glazer, M.D. Ph.G.
Brian E. Stewart
Lynne Silverstein Wenchen Lin

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

A Plus International, Inc. Wenchen Lin

On May 18, 2012, we closed on a private placement financing raising $3.5 million through the issuance of 2.5 million shares of our $0.33 par value common stock at a selling price of $1.40 per share. Wayne Lin, purchased 1,045,642 shares for a purchase price of $1,463,899.

During the three months ended March 31, 2012, the Company purchased approximately $1.8 thousand in connection with the manufacture of surgical products used in the Safety-Sponge® System by A Plus International, Inc.  which the vast majority was recognized in cost of revenue. At March 31, 2012, the Company’s accounts payable included $1.6 million owed to A Plus in connection with the purchase of surgical products used in the Safety-Sponge® System. Wayne Lin, a Director and significant beneficial owner of the Company is a founder and significant owner of A Plus.

For the years ended December 31, 2011 and 2010, we purchased approximately $4.3 million and $6.0 million, respectively, in connection with the manufacture of surgical products used in the Safety-Sponge® System by A Plus, the vast majority of which was recognized in cost of revenues. At December 31, 2011 and 2010, our accounts payable included $1.2 million and $2.2 million respectively, owed to A Plus in connection with the manufacture and supply of surgical products used in the Safety-Sponge® System. Effective June 1, 2009, the terms of our supply agreement with A Plus were clarified to provide that title to surgical products purchased, transferred to us upon receipt by A Plus at its Chino, California warehouse. Wenchen Lin, a Director and significant beneficial owner of our stock is a founder and significant owner of A Plus. On June 24, 2010, A Plus converted $1.0 million of accounts payable owed to A Plus into 10,000 shares of Series B Preferred Stock.

Kinderhook Partners, LP

On May 18, 2012, we closed on a private placement financing raising $3.5 million through the issuance of 2.5 million shares of our $0.33 par value common stock at a selling price of $1.40 per share. Kinderhook Partners, LP, which beneficially owns more than 5% of our common stock, purchased 1,045,642 shares for a purchase price of $1,463,899.

Radisson Trading Company

On March 29, 2011, and March 30, 2011, we closed on a private placement financing raising $7.1 million through the issuance of 9.4 million shares of our $0.33 par value common stock at a selling price of $0.75 per share. Radisson Trading Company, which beneficially owns more than 5% of our common stock, purchased 1,333,333 shares for a purchase price of $1,000,000.

Francis Capital Management

On June 24, 2010, Catalysis Partners, LLC, invested $1.0 million in our Series B Preferred Stock. John P. Francis, a member of our board of directors, has voting and investment control over securities held by Francis Capital Management, LLC, which acts as the investment manager for Catalysis Partners, LLC.

Cardinal Health

We are party to a Supply and Distribution Agreement with Cardinal Health, which beneficially owns at least 5% of our common stock and which is our exclusive distributor in the U.S., Puerto Rico and Canada. In March 2011, we and Cardinal Health signed an amendment to the Supply and Distribution Agreement (the "Amended Supply and Distribution Agreement"). The Amended Supply and Distribution Agreement revised a number of terms and conditions of the previous agreement, including but not limited to extending the termination date of the agreement from November 19, 2014 to December 31, 2015 and adding certain terms and provisions regarding setting target inventory levels and defining a formula for determining what excess inventory is of our products held by Cardinal Health. Cardinal Health has agreed to not sell any of the $10.0 million stocking order inventory until calendar year 2012, and we have agreed to a methodology for how Cardinal Health will sell this inventory to our customers, so there is a more orderly release throughout the 2012 year that more reasonably minimizes its impact to our revenues and cash flow during 2012.

FORM 10-K REPORTS

We will furnish, without charge, a copy of our most recent annual report on Form 10-K to any stockholder that requests a copy. Requests for the annual report should be directed to our Corporate Secretary at 2 Venture Plaza, Suite 350, Irvine, CA 92618, phone: (949) 387-2277.

OTHER MATTERS

The board of directors does not know of any other matters that may properly be brought, and that are likely to be brought, before the Annual Meeting. However, should other matters be properly brought before the Annual Meeting, the persons named on the enclosed proxy or their substitutes will vote in accordance with their best judgment on such matters.

2013 ANNUAL MEETING OF STOCKHOLDERS

Stockholders may present proposals for action at a future meeting only if they comply with the requirements of the proxy rules established by the Securities and Exchange Commission and our bylaws.  Stockholder proposals that are intended to be presented at our 2013 Annual Meeting of Stockholders and included in the proxy statement must be received at our executive offices by February 28, 2013, which is 120 calendar days prior to the anniversary of the date this proxy statement is being released to stockholders.

We have not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at the Annual Meeting. The enclosed proxy grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting.

DISCRETIONARY PROXY VOTING AUTHORITY/UNTIMELY STOCKHOLDER PROPOSALS

Rule 14a-4(c) promulgated under the Exchange Act, as amended, governs our use of discretionary proxy voting authority with respect to a stockholder proposal that the stockholder has not sought to include in our proxy statement. The rule provides that if we have not received notice of such a proposal at least 45 days before the date of mailing of the prior year's proxy statement, then the management proxies will be allowed to use their discretionary voting authority when the proposal is raised at the meeting. With respect to our 2013 Annual Meeting of Stockholders, if we are not provided notice of a stockholder proposal which the stockholder has not previously sought to include in our proxy statement by May 14, 2013, management proxies will be allowed to use their discretionary authority as indicated above. Proxies solicited by us will confer discretionary voting authority with respect to these proposals, subject to SEC rules governing the exercise of this authority.

ANNEX A

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Patient Safety Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

1.           That paragraph A. of Article IV. of the Amended and Restated Certificate of Incorporation of the Company is amended to read in full as follows:

"A.           This Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock". The total number of shares which the Corporation is authorized to issue is 101,000,000 shares, of which (i) 100,000,000 shares shall be Common Stock, each having a par value of $0.0001 and (ii) 1,000,000 shares shall be Preferred Stock, each having a par value of $1.00."

2.           That the foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, by approval of the Board of Directors of the Company and by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company and Series A Convertible Preferred Stock of the Company, voting together, entitled to vote thereon.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be duly executed by its authorized officer this ____ day of ________, 2012.

Patient Safety Technologies, Inc.

By:
[name, title]

ANNEX B

CERTIFICATE OF AMENDMENT
OF
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Patient Safety Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies as follows:

1.     That the following new paragraph is hereby added to the end of Paragraph A. of Article IV. of the Amended and Restated Certificate of Incorporation, as amended, of the Company:

"Upon the filing and effectiveness of this Certificate of Amendment of Amended and Restated Certificate of Incorporation pursuant to the Delaware General Corporation Law (the "Effective Time"), each [*] (*) shares of Common Stock issued and outstanding immediately prior to the Effective Time, shall be automatically combined into one (1) share of Common Stock.  No fractional shares shall be issued to the stockholders in connection with such combination, but in lieu thereof the Corporation shall pay cash for each fractional share equal to the product obtained by multiplying: (a) the average closing sales price of the Common Stock as reported on the Over-the-Counter Bulletin Board for the five trading days preceding the effective date of such combination, or if the Common Stock is not at such time quoted on the Over-the-Counter Bulletin Board, then as reported on the highest tier of the OTC Markets on which the Common Stock is then quoted; by (b) the fractional share.  Each certificate that immediately prior to the Effective Time represented shares of Common Stock ("Old Certificates") shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the treatment of fractional shares as described above."

 2.     That the foregoing amendment has been duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law, by approval of the Board of Directors of the Company and by the affirmative vote of the holders of at least a majority of the outstanding shares of Common Stock of the Company and Series A Convertible Preferred Stock of the Company, voting together, entitled to vote thereon.

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment of Amended and Restated Certificate of Incorporation to be duly executed by its authorized officer this ____ day of ________, 2012.

Patient Safety Technologies, Inc.

By:
[name, title]

ANNEX C

CERTIFICATE OF AMENDMENT
OF
PATIENT SAFETY TECHNOLOGIES, INC.

2009 STOCK OPTION PLAN

Patient Safety Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby certifies that:

1.    The second sentence of Paragraph 4 of the Company's 2009 Stock Option Plan is amended to read in full as follows:

"The aggregate number of shares subject to outstanding options shall not exceed Four Million Five Hundred Thousand (4,500,000) shares of Stock (subject to adjustment as provided in Section 6), all of which may be granted as incentive stock options."

2.    The last sentence of Paragraph 3.1 of the Company's 2009 Stock Option Plan is amended to read in full as follows:

"No person shall be granted more than 500,000 options in any one calendar year period."

IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be duly executed by its authorized officer this ____ day of ________, 2012.

Patient Safety Technologies, Inc.

By:
[name, title]

ANNEX D

PATIENT SAFETY TECHNOLOGIES, INC.
2009 STOCK OPTION PLAN
(as proposed to be amended)

1.    PURPOSE.  This Stock Option Plan (the "Plan") is intended to serve as an incentive to, and to encourage stock ownership by, certain eligible participants rendering services to Patient Safety Technologies, Inc., a Delaware corporation (the "Corporation"), and certain affiliates, as set forth below, so that they may acquire or increase their proprietary interest in the Corporation and to encourage them to remain in the service of the Corporation.

2.    ADMINISTRATION.

2.1    Committee.  The Plan shall be administered by the Board of Directors of the Corporation (the "Board of Directors") or a committee of two or more members appointed by the Board of Directors (the "Committee") who are Non-Employee Directors as defined in Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934 and an outside director as defined in Treasury Regulation § 1.162-27(e)(3).  If the Board of Directors does not appoint a Committee, reference to the Committee herein below shall mean the Board of Directors.  If a Committee is appointed, it shall select one of its members as Chairman and shall appoint a Secretary, who need not be a member of the Committee.  The Committee shall hold meetings at such times and places as it may determine and minutes of such meetings shall be recorded.  Acts by a majority of the Committee in a meeting at which a quorum is present and acts approved in writing by a majority of the members of the Committee shall be valid acts of the Committee.

2.2    Term.  If the Board of Directors selects a Committee, the members of the Committee shall serve on the Committee for the period of time determined by the Board of Directors and shall be subject to removal by the Board of Directors at any time.  The Board of Directors may terminate the function of the Committee at any time and resume all powers and authority previously delegated to the Committee.

2.3    Authority.  The Committee shall have sole discretion and authority to grant options under the Plan to eligible participants rendering services to the Corporation or any "parent" or "subsidiary" of the Corporation, as defined in Section 424 of the Internal Revenue Code of 1986, as amended (the "Code") ("Parent or Subsidiary"), at such times, under such terms and in such amounts as it may decide.  For purposes of this Plan and any Stock Option Agreement (as defined below), the term "Corporation" shall include any Parent or Subsidiary, if applicable.  Subject to the express provisions of the Plan, the Committee shall have complete discretion and authority to interpret the Plan, to prescribe, amend and rescind the rules and regulations relating to the Plan, to determine the details and provisions of any Stock Option Agreement, to accelerate any options granted under the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Except that the purchase price of any option may not be reduced after grant, whether through amendment, cancellation, replacement or otherwise, except as provided for in Section 6 of this plan.

2.4           Type of Option.  The Committee shall have full authority and discretion to determine, and shall specify, whether the eligible individual will be granted options intended to qualify as incentive options under Section 422 of the Code ("Incentive Options") or options which are not intended to qualify under Section 422 of the Code ("Non-Qualified Options"); provided, however, that Incentive Options shall only be granted to employees of the Corporation, or a Parent or Subsidiary thereof, and shall be subject to the special limitations set forth herein attributable to Incentive Options.

2.5           Interpretation.  The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under the Plan shall be final and binding on all parties having an interest in this Plan or any option granted hereunder.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

3.           ELIGIBILITY.

3.1           General.  All directors, officers, employees of and certain persons rendering services to the Corporation, or any Parent or Subsidiary, relative to the Corporation's, or any Parent's or Subsidiaries', management, operation or development shall be eligible to receive options under the Plan.  The selection of recipients of options shall be within the sole and absolute discretion of the Committee.  No person shall be granted an option under this Plan unless such person has executed the grant representation letter set forth on Exhibit "A," as such Exhibit may be amended by the Committee from time to time.  No person shall be granted an Incentive Option under this Plan unless such person is an employee of the Corporation, or a Parent or Subsidiary, on the date of grant.  No employee shall be granted more than 500,000 options in any one calendar year period.

3.2           Termination of Eligibility.

3.2.1           If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation or no longer performs services for the Corporation, or its Parent or Subsidiary for any reason (other than for "cause," as hereinafter defined, or such optionee's death), any vested option granted hereunder to such optionee shall expire three months after the date the occurrence giving rise to such termination of eligibility (or 1 year in the event an optionee is "disabled," as defined in Section 22(e)(3) of the Code) or upon the date it expires by its terms, whichever is earlier.  Any option that has not vested in the optionee as of the date of such termination shall immediately expire and shall be null and void.  The Committee shall, in its sole and absolute discretion, decide, using the provisions set forth in Treasury Regulations Section 1.421-7(h), whether an authorized leave of absence or absence for military or governmental service, or absence for any other reason, shall constitute termination of eligibility for purposes of this Section.

3.2.2           If an optionee ceases to be employed by the Corporation, or its Parent or Subsidiary, is no longer an officer or member of the Board of Directors of the Corporation, or no longer performs services for the Corporation, or its Parent or Subsidiary and such termination is as a result of "cause," as hereinafter defined, then all options granted hereunder to such optionee shall expire on the date of the occurrence giving rise to such termination of eligibility or upon the date it expires by its terms, whichever is earlier, and such optionee shall have no rights with respect to any unexercised options.  For purposes of this Plan, "cause" shall mean an optionee's personal dishonesty, misconduct, breach of fiduciary duty, incompetence, intentional failure to perform stated obligations, willful violation of any law, rule, regulation or final cease and desist order, or any material breach of any provision of this Plan, any Stock Option Agreement or any employment agreement.  The Board of Directors shall have complete discretion and authority to determine whether the termination of the optionee is for cause.

3.3           Death of Optionee and Transfer of Option.  In the event an optionee shall die, a vested option may be exercised (subject to the condition that no option shall be exercisable after its expiration and only to the extent that the optionee's right to exercise such option had accrued at the time of the optionee's death) at any time within six months after the optionee's death by the executors or administrators of the optionee or by any person or persons who shall have acquired the option directly from the optionee by bequest or inheritance.  Any option that has not vested in the optionee as of the date of death or termination of employment, whichever is earlier, shall immediately expire and shall be null and void; provided however, that the Committee may include in any option agreement a provision that the optionee's shares will fully vest upon death of the optionee.  No option shall be transferable by the optionee other than by will or the laws of intestate succession.

3.4           Limitation on Incentive Options.  No person shall be granted any Incentive Option to the extent that the aggregate fair market value of the Stock (as defined below) to which such options are exercisable for the first time by the optionee during any calendar year (under all plans of the Corporation as determined under Section 422(d) of the Code) exceeds $100,000.

4.           IDENTIFICATION OF STOCK.  The Stock, as defined herein, subject to the options shall be shares of the Corporation's authorized but unissued or acquired or reacquired Common Stock (the "Stock").  The aggregate number of shares subject to outstanding options shall not exceed Four Million Five Hundred Thousand (4,500,000) shares of Stock (subject to adjustment as provided in Section 6), all of which may be granted as incentive stock options.  If any option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for purposes of this Plan.

5.           TERMS AND CONDITIONS OF OPTIONS.  Any option granted pursuant to the Plan shall be evidenced by an agreement ("Stock Option Agreement") in such form as the Committee shall from time to time determine, which agreement shall comply with and be subject to the following terms and conditions:

5.1           Number of Shares.  Each option shall state the number of shares of Stock to which it pertains.

5.2           Option Exercise Price.  Each option shall state the option exercise price, which shall be determined by the Committee; provided, however, that (i) the exercise price of any option shall not be less than the fair market value of the Stock, as determined by the Committee, on the date of grant of such option and (ii) the exercise price of any Incentive Stock Option granted to any person who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall not be less than 110% of the fair market value of the Stock, as determined by the Committee, on the date of grant of such option.  The purchase price of any option may not be reduced after grant, whether through amendment, cancellation, replacement or otherwise except as provided for in Section 6 of this plan.

5.3           Term of Option.  The term of an option granted hereunder shall be determined by the Committee at the time of grant, but shall not exceed ten years from the date of the grant.  The term of any Incentive Option granted to an employee who owns more than 10% of the total combined voting power of all classes of the Corporation's stock, as determined for purposes of Section 422 of the Code, shall in no event exceed five years from the date of grant.  All options shall be subject to early termination as set forth in this Plan.  In no event shall any option be exercisable after the expiration of its term.

5.4           Method of Exercise.  An option shall be exercised by written notice to the Corporation by the optionee (or successor in the event of death) and execution by the optionee of an exercise representation letter in the form set forth on Exhibit "B," as such Exhibit may be amended by the Committee from time to time.  Such written notice shall state the number of shares with respect to which the option is being exercised and designate a time, during normal business hours of the Corporation, for the delivery thereof ("Exercise Date"), which time shall be at least 30 days after the giving of such notice unless an earlier date shall have been mutually agreed upon.  At the time specified in the written notice, the Corporation shall deliver to the optionee at the principal office of the Corporation, or such other appropriate place as may be determined by the Committee, a certificate or certificates for such shares.  Notwithstanding the foregoing, the Corporation may postpone delivery of any certificate or certificates after notice of exercise for such reasonable period as may be required to comply with any applicable listing requirements of any securities exchange.  In the event an option shall be exercisable by any person other than the optionee, the required notice under this Section shall be accompanied by appropriate proof of the right of such person to exercise the option.

5.5           Medium and Time of Payment.  The option exercise price shall be payable in full on or before the option Exercise Date by certified or bank cashier's check, or other method deemed acceptable by the Board or the Committee.

5.6           Fair Market Value.  The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

5.6.1           If the Stock at the time is neither listed nor admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Committee after taking into account such factors as the Committee shall deem appropriate.

5.6.2           If the Stock is not at the time listed or admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) of one share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its NASDAQ system or any successor system.  If there are no reported bid and ask prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid and lowest asked prices (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

5.6.3           If the Stock is at the time listed or admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

5.7           Rights as a Stockholder.  An optionee or successor shall have no rights as a stockholder with respect to any Stock underlying any option until the date of the issuance to such optionee of a certificate for such Stock.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such Stock certificate is issued, except as provided in Section 6.

5.8           Modification, Extension and Renewal of Options.  Subject to the terms and conditions of the Plan, the Committee may modify, extend or renew outstanding options granted under the Plan, or accept the surrender of outstanding options (to the extent not exercised) and authorize the granting of new options in substitution therefor.

5.9           Vesting and Restrictions.  The Committee shall have complete authority and discretion to set the terms, conditions, restrictions, vesting schedules and other provisions of any option in the applicable Stock Option Agreement and shall have complete authority to require conditions and restrictions on any Stock issued pursuant to this Plan; provided, however, that, except with respect to options granted to officers or directors of the Corporation, options granted pursuant to this Plan shall be exercisable or "vest" at the rate of at least 25% per year over the 4-year period beginning on the date the option is granted.  Options granted to officers and directors shall become exercisable or "vest," subject to reasonable conditions, at any time during any period established by the Corporation.

5.10         Other Provisions.  The Stock Option Agreements shall contain such other provisions, including without limitation, restrictions or conditions upon the exercise of options, as the Committee shall deem advisable.

6.           ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.

6.1           Subdivision or Consolidation.  Subject to any required action by stockholders of the Corporation, the number of shares of Stock covered by each outstanding option, and the exercise price thereof, the number of shares of Common Stock which may be issued under the Plan but are not then subject to outstanding stock options, and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded during any calendar year under Section 3.1 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Corporation resulting from a subdivision or consolidation of shares, including, but not limited to, a stock split, reverse stock split, recapitalization, continuation or reclassification, or the payment of a stock dividend (but only on the Stock) or any other increase or decrease in the number of such shares effected without receipt of consideration by the Corporation.

If the outstanding shares of Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, or cash or other property, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of Stock subject to any then outstanding option, and for each share of Stock which may be issued under the Plan but which is not then subject to any outstanding option, the number and kind of shares of stock or other securities (and in the case of outstanding options, the cash or other property) into which each outstanding share of the Stock shall be so changed or for which each such share shall be exchangeable.

In case of any adjustment or substitution as provided for in this Section 6.1, the aggregate option price for all shares subject to each then outstanding option, prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction), cash or other property to which such shares shall have been adjusted or which shall have been substituted for such shares.  Any new option or exercise price per share or other unit shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

If the outstanding shares of the Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash, or extraordinary distribution to stockholders of the Stock, the Committee shall make any adjustments to any then outstanding stock option, which it determines are equitably required to prevent dilution or enlargement of the rights of optionees which would otherwise result from any such transaction.

No adjustment or substitution provided for in this Section 6.1 shall require the Corporation to issue or sell a fraction of a share or other security.  Accordingly, all fractional shares or other securities which result from any such adjustment or substitution shall be eliminated and not carried forward to any subsequent adjustment or substitution.

If any such adjustment or substitution provided for in this Section 6.1 requires the approval of stockholders in order to enable the Corporation to grant Incentive Stock Options, then no such adjustment or substitution shall be made without the required stockholder approval. Notwithstanding the foregoing, in the case of Incentive Stock Options, if the effect of any such adjustment or substitution would be to cause the stock option to fail to continue to qualify as an Incentive Stock Option or to cause a modification, extension or renewal of such stock option within the meaning of Section 424 of the Code, the Committee may elect that such adjustment or substitution not be made but rather shall use reasonable efforts to effect such other adjustment of each then outstanding stock option as the Committee, in its discretion, shall deem equitable and which will not result in any disqualification, modification, extension or renewal (within the meaning of Section 424 of the Code) of such Incentive Stock Option.

6.2           Capital Transactions.  Upon a sale or exchange of all or substantially all of the assets of the Corporation, a merger or consolidation in which the Corporation is not the surviving corporation, a merger, reorganization or consolidation in which the Corporation is the surviving corporation and stockholders of the Corporation exchange their stock for securities or property, a liquidation of the Corporation or similar transaction, as determined by the Committee ("Capital Transaction"), this Plan and each option issued under this Plan, whether vested or unvested, shall terminate, unless such options are assumed by a successor corporation in a merger or consolidation, immediately prior to such Capital Transaction; provided, however, that if the outstanding options will not be assumed by a successor corporation in a merger or consolidation, subject to terms approved by the Committee, all optionees will have the right, during the 15 days prior to such Capital Transaction, to exercise all options.  For purposes of this right of exercise prior to a Capital Transaction in which the options will not be assumed, all options granted to the optionees will be considered fully vested.  The Corporation shall, subject to any nondisclosure provisions, attempt to provide optionees at least 15 days notice of the option termination date.  The Committee may (but shall not be obligated to) (i) accelerate the vesting of any option or (ii) apply the foregoing provisions, including but not limited to termination of this Plan and any options granted pursuant to the Plan, in the event there is a sale of 51% or more of the stock of the Corporation in any two year period or a transaction similar to a Capital Transaction.

6.3           Adjustments.  To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

6.4           Ability to Adjust.  The grant of an option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve, liquidate, sell or transfer all or any part of its business or assets.

6.5           Notice of Adjustment.  Whenever the Corporation shall take any action resulting in any adjustment provided for in this Section, the Corporation shall forthwith deliver notice of such action to each optionee, which notice shall set forth the number of shares subject to the option and the exercise price thereof resulting from such adjustment.

6.6           Limitation on Adjustments.  Any adjustment, assumption or substitution of an Incentive Option shall comply with Section 424 of the Code, if applicable.

7.           NONASSIGNABILITY.  Options granted under this Plan may not be sold, pledged, assigned or transferred in any manner other than by will or by the laws of intestate succession, and may be exercised during the lifetime of an optionee only by such optionee.  Any transfer in violation of this Section shall void such option and any Stock Option Agreement entered into by the optionee and the Corporation regarding such transferred option shall be void and have no further force or effect.  No option shall be pledged or hypothecated in any way, nor shall any option be subject to execution, attachment or similar process.

8.           NO RIGHT OF EMPLOYMENT.  Neither the grant nor exercise of any option nor anything in this Plan shall impose upon the Corporation or any other corporation any obligation to employ or continue to employ any optionee.  The right of the Corporation and any other corporation to terminate any employee shall not be diminished or affected because an option has been granted to such employee.

9.           TERM OF PLAN.  This Plan is effective on the date the Plan is adopted by the Board of Directors and options may be granted pursuant to the Plan from time to time within a period of ten (10) years from such date, or the date of any required stockholder approval required under the Plan, if earlier.  Termination of the Plan shall not affect any option theretofore granted.

10.         AMENDMENT OF THE PLAN.  The Board of Directors of the Corporation may, subject to any required stockholder approval, suspend, discontinue or terminate the Plan, or revise or amend it in any respect whatsoever with respect to any shares of Stock at that time not subject to options.

11.         APPLICATION OF FUNDS.  The proceeds received by the Corporation from the sale of Stock pursuant to options may be used for general corporate purposes.

12.         RESERVATION OF SHARES.  The Corporation, during the term of this Plan, shall at all times reserve and keep available such number of shares of Stock as shall be sufficient to satisfy the requirements of the Plan.

13.         NO OBLIGATION TO EXERCISE OPTION.  The granting of an option shall not impose any obligation upon the optionee to exercise such option.

14.         APPROVAL OF BOARD OF DIRECTORS AND STOCKHOLDERS.  The Plan, as amended, shall not take effect until approved by the Board of Directors of the Corporation.  This amended and restated Plan shall be approved by a vote of the stockholders within 12 months from the date of approval by the Board of Directors.  In the event such stockholder vote is not obtained, all options granted pursuant to the terms of the amended and restated Plan, whether vested or unvested, shall be null and void.

15.         WITHHOLDING TAXES.  Notwithstanding anything else to the contrary in this Plan or any Stock Option Agreement, the exercise of any option shall be conditioned upon payment by such optionee in cash, or other provisions satisfactory to the Committee, of all local, state, federal or other withholding taxes applicable, in the Committee's judgment, to the exercise or to later disposition of shares acquired upon exercise of an option (including any repurchase of an option or the Stock).

16.         SECURITIES LAWS COMPLIANCE.  Notwithstanding anything contained herein, the Corporation shall not be obligated to grant any option under this Plan or to sell, issue or effect any transfer of any Stock unless (i) such grant, sale, issuance or transfer is at such time effectively registered or exempt from registration under the Securities Act of 1933, as amended (the "Act"), (ii) the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Stock may then be listed and (iii) the grant, sale and/or issuance complies with all other applicable laws, regulations, rules and orders which may then be in effect.  As a condition to exercise of any option, each optionee shall make such representations as may be deemed appropriate by counsel to the Corporation for the Corporation to use any available exemption from registration under the Act or qualification under any applicable state securities law.

17.         RESTRICTIVE LEGENDS.  The certificates representing the Stock issued upon exercise of options granted pursuant to this Plan will bear any legends required by applicable securities laws as determined by the Committee.

18.         NOTICES.  Any notice to be given under the terms of the Plan shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to an optionee shall be addressed to such optionee at the address maintained by the Corporation for such person or at such other address as the optionee may specify in writing to the Corporation.

This Plan, as adopted by the Board of Directors as of March 11, 2009, as amended by the Board of Directors on ______, 2012.

COMMON STOCK
PROXY

This Proxy is Solicited on Behalf of the Board of Directors of
PATIENT SAFETY TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS, JULY 18, 2012

The undersigned stockholder of Patient Safety Technologies, Inc. (the "Company") hereby revokes all previous proxies it granted on the Company’s common stock, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated June 26, 2012, and hereby appoints each of Brian E. Stewart and David C. Dreyer, or either of them, as proxy and attorney-in-fact of the undersigned, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Stockholders of Patient Safety Technologies, Inc. to be held on Wednesday, July 18, 2012 at 9:00 a.m. local time at the Double Tree hotel, 90 Pacifica, Irvine CA, 92618, and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth herein.  The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS; FOR THE RATIFICATION OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, L.L.P. AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012; FOR THE AMENDMENT TO CHANGE THE PAR VALUE OF THE COMPANY'S COMMON STOCK; FOR THE AMENDMENT TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK; AND FOR THE AMENDMENT OF THE COMPANY'S 2009 STOCK OPTION PLAN.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]
PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Vote by Internet or Mail
24 Hours a Day, 7 Days a Week

Internet is available through 11:59 PM EASTERN TIME on July 17, 2012

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, dated and signed, and returned your proxy card.

Internet Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Mail Mark, date and sign your proxy card and return it in the enclosed postage paid envelope.

THIS PROXY CARD IS VALID ONLY WHEN DATED AND SIGNED.

[X]           Please mark votes as in this example using blue or black ink.

1.	TO ELECT THREE (3) DIRECTORS
Nominees: John P. Francis, Wenchen Lin and Brian E. Stewart
☐ FOR ALL NOMINEES	☐ WITHHOLD ALL NOMINEES	☐ FOR ALL NOMINEES EXCEPT

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “For All Nominees Except” box and write that nominee’s name in the space provided above.)

2.
PROPOSAL TO RATIFY THE SELECTION OF SQUAR, MILNER, PETERSON, MIRANDA & WILLIAMSON, L.L.P. AS THE   INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	PROPOSAL TO APPROVE AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THECOMPANY TO CHANGE THE PAR VALUE OF THE COMPANY'S COMMON STOCK FROM $0.33 TO $0.0001.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	PROPOSAL TO APPROVE AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF THE COMPANY TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY'S COMMON STOCK.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.
PROPOSAL TO APPROVE AMENDMENT OF THE PATIENT SAFETY TECHNOLOGIES, INC. 2009 STOCK OPTION PLAN TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN FROM 3,000,000 TO 4,500,000 AND TO CLARIFY THE NON-DISCRETIONARY NATURE OF THE SHARE LIMIT ON ANNUAL GRANTS.
		FOR ☐	AGAINST ☐	ABSTAIN ☐

As to any other matters that may properly come before the meeting or any adjournments thereof, the proxy holders are authorized to vote in accordance with their best judgment.

MARK FOR ADDRESS CHANGE AND NOTE AT RIGHT:	☐

PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING:	☐

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both must sign and date.
(Print name(s) exactly as on certificate(s))

Please sign your name and date:	Date:
(Authorized Signature)

Date:
(Authorized Signature)

SERIES A PREFERRED STOCK
PROXY

This Proxy is Solicited on Behalf of the Board of Directors of
PATIENT SAFETY TECHNOLOGIES, INC.

ANNUAL MEETING OF STOCKHOLDERS, JULY 18, 2012

The undersigned stockholder of Patient Safety Technologies, Inc. (the "Company") hereby revokes all previous proxies it granted on the Company’s Series A Preferred Stock, acknowledges receipt of the Notice of the Annual Meeting of Stockholders and Proxy Statement, each dated June 26, 2012, and hereby appoints each of Brian E. Stewart and David C. Dreyer, or either of them, as proxy and attorney-in-fact of the undersigned, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2012 Annual Meeting of Stockholders of Patient Safety Technologies, Inc. to be held on Wednesday, July 18, 2012 at 9:00 a.m. local time at the Double Tree hotel, 90 Pacifica, Irvine CA, 92618, and at any adjournment or postponement thereof, and to vote all shares of Series A Preferred Stock that the undersigned would be entitled to vote if then and there personally present, on the matters set forth herein.  The shares represented by this Proxy shall be voted in the manner set forth on this proxy card.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS.

[SEE REVERSE SIDE] CONTINUED AND TO BE SIGNED ON REVERSE SIDE [SEE REVERSE SIDE]
PLEASE INDICATE VOTES ON OPPOSITE SIDE OF CARD

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

Vote by Internet or Mail
24 Hours a Day, 7 Days a Week

Internet is available through 11:59 PM EASTERN TIME on July 17, 2012

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, dated and signed, and returned your proxy card.

Internet Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Mail Mark, date and sign your proxy card and return it in the enclosed postage paid envelope.

THIS PROXY CARD IS VALID ONLY WHEN DATED AND SIGNED.

[X]           Please mark votes as in this example.

1B. TO ELECT TWO (2) DIRECTORS
Nominees: Louis Glazer, M.D., Ph.G., and Lynne Silverstein
☐ FOR ALL NOMINEES	☐ WITHHOLD ALL NOMINEES	☐ FOR ALL NOMINEES EXCEPT

(INSTRUCTION: To withhold authority to vote for any individual nominee, mark the “For All Nominees Except” box and write that nominee’s name in the space provided above.)

As to any other matters that may properly come before the meeting or any adjournments thereof, the proxy holders are authorized to vote in accordance with their best judgment.

MARK FOR ADDRESS CHANGE AND NOTE AT RIGHT:	☐

PLEASE CHECK IF YOU PLAN TO ATTEND THE MEETING:	☐

This Proxy should be marked, dated and signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both must sign and date.
(Print name(s) exactly as on certificate(s))

Please sign your name and date:		Date:
(Authorized Signature)

Date:
(Authorized Signature)